Exhibit 10.2


                              EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of ______________, 1998 by and between HUDSON RIVER BANCORP, INC., a business corporation organized and existing under the laws of the State of Delaware, the ("Company"), and Carl A. Florio, an individual residing at ________________________ (the "Executive").

                              W I T N E S S E T H :

     WHEREAS, the Executive currently serves as the President and Chief Executive Officer of the Company and as the President and Chief Executive Officer of Hudson River Bank & Trust Company (the "Bank"), and effective as of the date of this Agreement, the Bank has converted from mutual to capital stock form and has become the wholly owned subsidiary of the Company; and

     WHEREAS, the Company desires to assure for itself the continued availability of the Executive's services as provided in this Agreement, and the Board of Directors of the Company (the "Board") recognizes the need for the Executive to be able to perform such services with a minimum of personal distraction in the event of a pending or threatened Change in Control (as hereinafter defined); and

     WHEREAS, the Executive is willing to continue to serve the Company on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, the Company and the Executive hereby agree as follows:

SECTION 1. EMPLOYMENT.

     The Company agrees to continue to employ the Executive, and the Executive hereby agrees to such continued employment, during the period and upon the terms and conditions set forth in this Agreement.

SECTION 2. EMPLOYMENT PERIOD; REMAINING UNEXPIRED EMPLOYMENT PERIOD.

     (a) The terms and conditions of this Agreement shall be and remain in effect during the period of employment established under this section 2 ("Employment Period"). The Employment Period shall be for an initial term of three years beginning on the date of this Agreement and ending on the third anniversary date of this Agreement (each, an "Anniversary Date"), plus such extensions, if any, as are provided pursuant to section 2(b).

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     (b) Except as  provided  in  section  2(c),  beginning  on the date of this
Agreement, the Employment Period shall automatically be extended for one additional day each day, unless either the Company or the Executive elects not to extend the Agreement further by giving written notice thereof to the other party, in which case the Employment Period shall end on the third anniversary of the date on which such written notice is given. For all purposes of this Agreement, the term "Remaining Unexpired Employment Period" as of any date shall mean the period beginning on such date and ending on the last day of the Employment Period taking into account any extensions under this section 2(b). Upon termination of the Executive's employment with the Company for any reason whatsoever, any daily extensions provided pursuant to this section 2(b), if not theretofore discontinued, shall automatically cease.

     (c) Nothing in this Agreement shall be deemed to prohibit the Company at any time from terminating the Executive's employment during the Employment Period with or without notice for any reason; provided, however, that the relative rights and obligations of the Company and the Executive in the event of any such termination shall be determined under this Agreement.

SECTION 3. DUTIES.

     The Executive shall serve as the President and Chief Executive Officer of the Company, having such power, authority and responsibility and performing such duties as are prescribed by or under the By-Laws of the Company and as are customarily associated with such position. The Executive shall devote his full business time and attention (other than during weekends, holidays, approved vacation periods, and periods of illness or approved leaves of absence) to the business and affairs of the Company and shall use his best efforts to advance the interests of the Company.

SECTION 4. CASH COMPENSATION.

     In consideration for the services to be rendered by the Executive hereunder, the Company shall pay to him a salary equal to the base salary from the Company and the Bank in effect on the date of this Agreement, less the amount of base salary actually paid to the Executive by the Bank during the Employment Period. The Executive's salary shall be payable in approximately equal installments in accordance with the Company's customary payroll practices for senior officers. The Board shall review the Executive's annual rate of salary at such times during the Employment Period as it deems appropriate, but not less frequently than once every twelve months, and may, in its discretion, approve an increase therein. In addition to salary, the Executive may receive other cash compensation from the Company for services hereunder at such times, in such amounts and on such terms and conditions as the Board may determine from time to time.

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SECTION 5. EMPLOYEE BENEFIT PLANS AND PROGRAMS.

     During the Employment Period, the Executive shall be treated as an employee of the Company and shall be entitled to participate in and receive benefits under any and all qualified or non-qualified retirement, pension, savings, profit-sharing or stock bonus plans, any and all group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance plans, and any other employee benefit and compensation plans (including, but not limited to, any incentive compensation plans or programs, stock option and appreciation rights plans and restricted stock plans) as may from time to time be maintained by, or cover employees of, the Company, in accordance with the terms and conditions of such employee benefit plans and programs and compensation plans and programs and consistent with the Company's customary practices.

SECTION 6. INDEMNIFICATION AND INSURANCE.

     (a) During the Employment Period and for a period of six years thereafter, the Company shall cause the Executive to be covered by and named as an insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at the request of the Company. The coverage provided to the Executive pursuant to this section 6 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company.

     (b) To the maximum extent permitted under applicable law, during the Employment Period and for a period of six years thereafter, the Company shall indemnify the Executive against and hold him harmless from any costs, liabilities, losses and exposures to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or affiliate thereof.

SECTION 7. OUTSIDE ACTIVITIES.

     The Executive may serve as a member of the boards of directors of such business, community and charitable organizations as he may disclose to and as may be approved by the Board (which approval shall not be unreasonably withheld); provided, however, that such service shall not materially interfere with the performance of his duties under this Agreement. The Executive may also engage in personal business and investment activities which do not materially interfere with the performance of his duties hereunder; provided, however, that such activities are not prohibited under any code of conduct or investment or securities trading policy established by the Company and generally applicable to all similarly situated Executives. The Executive may also serve as an officer or director of the Bank on such terms and conditions as the Company and the Bank may mutually agree upon, and such service shall not be deemed to materially interfere with the Executive's performance of his duties hereunder or otherwise result in a material breach of this Agreement. If the Executive is discharged or

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suspended,  or is subject to any  regulatory  prohibition  or  restriction  with respect to participation in the affairs of the Bank, he shall continue to perform services for the Company in accordance with this Agreement but shall not directly or indirectly provide services to or participate in the affairs of the Bank in a manner inconsistent with the terms of such discharge or suspension or any applicable regulatory order.


SECTION 8. WORKING FACILITIES AND EXPENSES.

     The Executive's principal place of employment shall be at the Company's executive offices located in Hudson, New York, or at such other location within 50 miles of the address at which the Company shall maintain its principal executive offices, or at such other location as the Company and the Executive may mutually agree upon. The Company shall provide the Executive at his principal place of employment with a private office, secretarial services and other support services and facilities suitable to his position with the Company and necessary or appropriate in connection with the performance of his assigned duties under this Agreement. The Company shall reimburse the Executive for his ordinary and necessary business expenses, including, without limitation, the Executive's travel and entertainment expenses incurred in connection with the performance of his duties under this Agreement, in each case upon presentation to the Company of an itemized account of such expenses in such form as the Company may reasonably require.

SECTION 9. TERMINATION OF EMPLOYMENT WITH BENEFITS.

     (a) The Executive shall be entitled to the benefits described in section 9(b) in the event that:

     (i) his employment with the Company terminates during the Employment Period as a result of the Executive's voluntary resignation within 90 days following:

          (A) the failure of the Board to appoint or re-appoint or elect or re-elect the Executive to the position with the Company stated in section 3 of this Agreement (or a more senior office);

          (B) if the Executive is a member of the Board, the failure of the shareholders of the Company to elect or re-elect the Executive to the Board or the failure of the Board (or the nominating committee thereof) to nominate the Executive for such election or re-election;

          (C) the expiration of a 30-day period following the date on which the Executive gives written notice to the Company of its material failure, whether by amendment of the Company's Certificate of Incorporation, the Company's By-Laws, action of the Board or the Company's shareholders or otherwise, to vest in the Executive the functions, duties, or responsibilities prescribed in section 3 of this Agreement, unless, during such 30-day period, the Company cures such failure;

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          (D) the expiration of a 30-day period  following the date on which the
     Executive gives written notice to the Company of its material breach of any term, condition or covenant contained in this Agreement (including, without limitation, any reduction of the Executive's rate of base salary in effect from time to time and any change in the terms and conditions of any compensation or benefit program in which the Executive participates which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package), unless, during such 30-day period, the Company cures such failure; or

          (E) a change in the Executive's principal place of employment for a distance in excess of 50 miles from the Company's principal office in Hudson, New York; or

          (F) the liquidation, dissolution, bankruptcy, or insolvency of the Company, the Bank or any of their respective subsidiaries or affiliates; or

     (ii) the Executive's employment with the Company is terminated by the Company during the Employment Period for any reason other than for "cause," as provided in section 10(a).

     (b) Upon the occurrence of any of the events described in section 9(a) of this Agreement, the Company shall pay and provide to the Executive (or, in the event of his death, to his estate):

     (i) his earned but unpaid salary (including, without limitation, all items which constitute wages under applicable law and the payment of which is not otherwise provided for in this section 9(b)) as of the date of the termination of his employment with the Company, such payment to be made at the time and in the manner prescribed by law applicable to the payment of wages but in no event later than 30 days after termination of employment;

     (ii) the benefits, if any, to which he is entitled as a former employee under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of the Company's officers and employees;

     (iii) continued group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance benefits, in addition to that provided pursuant to section 9(b)(ii), and after taking into account the coverage provided by any subsequent employer, if and to the extent necessary to provide for the Executive, for the Remaining Unexpired Employment Period, coverage equivalent to the coverage to which he would have been entitled under such plans (as in effect on the date of his termination of employment, or, if his termination of employment occurs after a Change of Control, on the date of such Change of Control, whichever benefits are greater), if he had continued working for the Company during the Remaining Unexpired Employment Period at the highest annual rate of salary achieved during the Employment Period;

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     (iv) within 30 days  following the  Executive's  termination  of employment with the Company, a lump sum payment, in an amount equal to the present value of the salary (excluding any additional payments made to the Executive in lieu of the use of an automobile) that the Executive would have earned if he had continued working for the Company during the Remaining Unexpired Employment
Period at the highest annual rate of salary achieved during the Employment Period, where such present value is to be determined using a discount rate equal to the applicable short-term federal rate prescribed under section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"), compounded using the compounding periods corresponding to the Company's regular payroll periods for its officers, such lump sum to be paid in lieu of all other payments of salary provided for under this Agreement in respect of the period following any such termination;

     (v) within 30 days following the Executive's termination of employment with the Company, a lump sum payment in an amount equal to the excess, if any, of:

     (A) the present value of the aggregate benefits to which he would be entitled under The Retirement Plan of the Hudson River Bank & Trust Company (together with the defined benefit portion of the Benefit Restoration Plan of Hudson River Bank & Trust Company and any other supplemental defined benefit plan) and any and all other qualified and non-qualified defined benefit pension plans maintained by, or covering employees of, the Company if he were 100% vested thereunder and had continued working for the Company during the Remaining Unexpired Employment Period at the highest annual rate of salary achieved during the Employment Period; over

     (B) the present value of the benefits to which he is actually entitled under such defined benefit pension plans as of the date of his termination; where such present values are to be determined using the mortality tables prescribed under section 415(b)(2)(E)(v) of the Code and a discount rate, compounded monthly equal to the annualized rate of interest prescribed by the Pension Benefit Guaranty Corporation for the valuation of immediate annuities payable under terminating single-employer defined benefit plans for the month in which the Executive's termination of employment occurs ("Applicable PBGC Rate");

     (vi) within 30 days following the Executive's termination of employment with the Company, a lump sum payment in an amount equal to the present value of the additional employer contributions to which he would have been entitled under the Hudson River Bank & Trust Company 401(k) Savings Plan, the Hudson River Bancorp, Inc. Employee Stock Ownership Plan (together with the defined contribution portion of the Benefit Restoration Plan of Hudson River Bank & Trust Company or any other supplemental defined contribution plan) and any and all other qualified and non-qualified defined contribution plans maintained by, or covering employees of, the Company as if he were 100% vested thereunder and had continued working for the Company during the Remaining Unexpired Employment Period at the highest annual rate of salary achieved during the Employment

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Period and making the maximum amount of employee contributions, if any, required or permitted under such plan or plans, such present value to be determined on the basis of a discount rate, compounded using the compounding period that corresponds to the frequency with which employer contributions are made to the relevant plan, equal to the Applicable PBGC Rate;

     (vii) within 30 days following the Executive's termination of employment with the Company, a lump sum payment in an amount equal to the payments that would have been made (without discounting for early payment) to the Executive under any cash bonus or long-term or short-term cash incentive compensation plan maintained by, or covering employees of, the Company if he had continued working for the Company during the Remaining Unexpired Employment Period and had earned the maximum bonus or incentive award in each calendar year that ends during the Remaining Unexpired Employment Period, such payments to be equal to the product of:

          (A) the maximum percentage rate at which an award was ever available to the Executive under such incentive compensation plan; multiplied by

          (B) the salary that would have been paid to the Executive during each such calendar year at the highest annual rate of salary achieved during the Employment Period.

     (viii) at the election of the Company made within 30 days following the occurrence of the event described in section 9(a), upon the surrender of options or appreciation rights issued to the Executive under any stock option and appreciation rights plan or program maintained by, or covering employees of, the Company, a lump sum payment in an amount equal to the product of:

          (A) the excess of (I) the fair market value of a share of stock of the same class as the stock subject to the option or appreciation right, determined as of the date of termination of employment, over (II) the exercise price per share for such option or appreciation right, as specified in or under the relevant plan or program; multiplied by

          (B) the number of shares with respect to which options or appreciation rights are being surrendered.

For purposes of this section 9(b)(viii), the Executive shall be deemed fully vested in all options and appreciation rights under any stock option or appreciation rights plan or program maintained by, or covering employees of, the Company, even if he is not vested under the terms of such plan or program; and

     (ix) at the election of the Company made within 30 days following the occurrence of the event described in section 9(a), upon the surrender of any shares awarded to the Executive under any restricted stock plan maintained by, or covering employees of, the Company, a lump sum payment in an amount equal to the product of:

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          (A) the fair  market  value  of a share of stock of the same  class of stock granted under such plan, determined as of the date of the Executive's termination of employment; multiplied by

          (B) the number of shares which are being surrendered.

For purposes of this section 9(b)(ix), the Executive shall be deemed fully vested in all shares awarded under any restricted stock plan maintained by, or covering employees of, the Company, even if he is not vested under the terms of such plan.

The Company and the Executive hereby stipulate that the damages which may be incurred by the Executive following any such termination of employment are not capable of accurate measurement as of the date first above written and that the payments and benefits contemplated by this section 9(b) constitute reasonable damages under the circumstances and shall be payable without any requirement of proof of actual damage and without regard to the Executive's efforts, if any, to mitigate damages. The Company and the Executive further agree that the Company may condition the payments and benefits (if any) due under sections 9(b)(iii),
(iv), (v), (vi) and (vii) on the receipt of the Executive's resignation from any and all positions which he holds as an officer, director or committee member with respect to the Company or any of its subsidiaries or affiliates.

SECTION 10. TERMINATION WITHOUT ADDITIONAL COMPANY LIABILITY.

     In the event that the Executive's employment with the Company shall terminate during the Employment Period on account of:

     (a) the discharge of the Executive for "cause," which, for purposes of this Agreement, shall mean a discharge because the Board determines that the
Executive: (i) has intentionally failed to perform his assigned duties under this Agreement (including, for these purposes, the Executive's inability to perform such duties as a result of drug or alcohol dependency); (ii) has intentionally engaged in dishonest or illegal conduct in connection with his performance of services for the Company or has been convicted of a felony; (iii) has willfully violated, in any material respect, any law, rule, regulation, written agreement or final cease-and-desist order with respect to his performance of services for the Company, as determined by the Board; or (iv) has intentionally breached the material terms of this Agreement;

     (b) the Executive's voluntary resignation from employment with the Company for reasons other than those specified in section 9(a)(i); or

     (c) the death of the Executive while employed by the Company, or the termination of the Executive's employment because of "total and permanent disability" within the meaning of the Company's or the Bank's long-term disability plan for employees; then the Company shall have no further obligations under this Agreement, other than the payment to the Executive of his

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earned but unpaid salary as of the date of the termination of his employment and the provision of such other benefits, if any, to which he is entitled as a former employee under the Company's employee benefit plans and programs and compensation plans and programs.

     For purposes of this section 10, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the written advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. Prior to the date on which a Change in Control occurs, the cessation of employment of the Executive shall not be deemed to be for "cause" within the meaning of section 10(a) unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of three-fourths of the members of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in section 10(a) above, and specifying the particulars thereof in detail. On and after the date that a Change in Control occurs, a determination under this section 10 shall require the affirmative vote of at least three-fourths of the members of the Board acting in good faith, and such vote shall not be made prior to the expiration of a 60-day period following the date on which the Board shall, by written notice to the Executive, furnish to him a statement of its grounds for proposing to make such determination, during which period the Executive shall be afforded a reasonable opportunity to make oral and written presentations to the members of the Board, and to be represented by his legal counsel at such presentations to refute the grounds for the proposed determination;

SECTION 11. TERMINATION UPON OR FOLLOWING A CHANGE IN CONTROL.

     (a) A Change in Control of the Company ("Change in Control") shall be deemed to have occurred upon the happening of any of the following events:

     (i) approval by the shareholders of the Company of a transaction that would result and does result in the reorganization, merger or consolidation of the Company, respectively, with one or more other persons, other than a transaction following which:

          (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

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          (B) at least 51% of the  securities  entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

     (ii) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Company of any transaction which would result in such an acquisition;

     (iii) a complete liquidation or dissolution of the Company, or approval by the shareholders of the Company of a plan for such liquidation or dissolution;

     (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board do not belong to any of the following groups:

          (A) individuals who were members of the Board on the date of this Agreement; or

          (B) individuals who first became members of the Board after the date of this Agreement either:

               (1) upon election to serve as a member of the Board by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

               (2) upon election by the shareholders of the Board to serve as a member of the Board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Board, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of the Company; or

     (v) any event which would be described in section 11(a)(i),  (ii), (iii) or
(iv) if the term "Bank" were substituted for the term "Company" therein and the term "Bank Board" were substituted for the term "Board" therein. In no event,

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however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 11(a), the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

     (b) In the event that the Executive=s employment with the Company terminates within eighteen months following a Change in Control for any reason other than for "cause," as described in section 10, the Company shall pay to the Executive, in addition to the amounts payable pursuant to section 9, a severance benefit in a lump sum payment, within 25 days after the later of the effective time of such Change in Control or his termination of employment, equal to the greater of (i) the sum of the amounts payable as salary pursuant to section 4 hereof during the Remaining Unexpired Employment Period and as additional cash compensation pursuant to the terms of section 9(b)(vii) hereof, or (ii) three times the annual average of the amount paid or payable to the Executive under section 4 of this Agreement or the corresponding section of any prior employment agreement with the Company or its predecessor during the five preceding taxable years of the Executive (or during the entire period of the Executive=s employment with the Company or its predecessor if such period is less than five years). The Company shall also continue to provide to the Executive and to his eligible dependents the benefits described in section 9(b)(iii) hereof for a period of at least 36 months following the later of the effective time of such Change in Control or his termination of employment. In addition, the Company will guarantee the payment of the severance benefit provided pursuant to section 11(b) of the Executive= employment agreement with the Bank.

SECTION 12. TAX INDEMNIFICATION.

     (a) This section 12 shall apply if the Executive's employment is terminated upon or following (i) a Change in Control (as defined in section 11 of this Agreement); or (ii) a change "in the ownership or effective control" of the Company or the Bank or "in the ownership of a substantial portion of the assets" of the Company or the Bank within the meaning of section 280G of the Code. If this section 12 applies, then, if for any taxable year, the Executive shall be liable for the payment of an excise tax under section 4999 of the Code with respect to any payment in the nature of compensation made by the Company or any direct or indirect subsidiary or affiliate of the Company to (or for the benefit of) the Executive, the Company shall pay to the Executive an amount equal to X determined under the following formula:


                                      E x P
                X= ----------------------------------------------
                        1 - [FI x (1-SLI)) + SLI + E + M]

where

               E= the rate at which the excise tax is assessed under section 4999 of the Code;

               P=   the  amount  with   respect  to  which  such  excise  tax is
                    assessed, determined without regard to this section 12;

              FI= the highest marginal rate of income tax applicable to the Executive under the Code for the taxable year in question;

             SLI= the sum of the highest marginal rates of income tax applicable to the Executive under all applicable state and local laws for the taxable year in question; and

               M= the highest marginal rate of Medicare tax applicable to the Executive under the Code for the taxable year in question.

The Company will guarantee the payment of the tax indemnification provided pursuant to section 12(a) of the Executive's employment agreement with the Bank. With respect to any payment in the nature of compensation that is made to (or for the benefit of) the Executive under the terms of this Agreement, the Executive's employment agreement with the Bank, or otherwise, and on which an excise tax under section 4999 of the Code will be assessed, the payment determined under this section 12(a) shall be made to the Executive on the earlier of (i) the date the Company, the Bank or any direct or indirect subsidiary or affiliate of the Company or the Bank is required to withhold such tax, or (ii) the date the tax is required to be paid by the Executive.

     (b) Notwithstanding anything in this section 12 to the contrary, in the event that the Executive's liability for the excise tax under section 4999 of the Code for a taxable year is subsequently determined to be different than the amount determined by the formula (X + P) x E, where X, P and E have the meanings provided in section 12(a), the Executive or the Company, as the case may be, shall pay to the other party at the time that the amount of such excise tax is finally determined, an appropriate amount, plus interest, such that the payment made under section 12(a), when increased by the amount of the payment made to the Executive under this section 12(b) by the Company, or when reduced by the amount of the payment made to the Company under this section 12(b) by the Executive, equals the amount that should have properly been paid to the Executive under section 12(a). The interest paid under this section 12(b) shall be determined at the rate provided under section 1274(b)(2)(B) of the Code. To confirm that the proper amount, if any, was paid to the Executive under this section 12, the Executive shall furnish to the Company a copy of each tax return which reflects a liability for an excise tax payment made by the Company, at least 20 days before the date on which such return is required to be filed with the Internal Revenue Service.

SECTION 13. COVENANT NOT TO COMPETE.

                  The Executive hereby covenants and agrees that, in the event of his termination of employment with the Company prior to the expiration of the Employment Period, for a period of one year following the date of his termination of employment with the Company (or, if less, for the Remaining Unexpired Employment Period), he shall not, without the written consent of the Company, become an officer, employee, consultant, director or trustee of any savings bank, savings and loan association, savings and loan holding company, bank or bank holding company, or any direct or indirect subsidiary or affiliate of any such entity, that entails working within any county in which the Company maintains an office; provided, however, that this section 13 shall not apply if the Executive's employment is terminated for the reasons set forth in section 9(a).

SECTION 14. CONFIDENTIALITY.

     Unless he obtains the prior written consent of the Company, the Executive shall keep confidential and shall refrain from using for the benefit of himself, or any person or entity other than the Company or any entity which is a subsidiary of the Company or of which the Company is a subsidiary, any material document or information obtained from the Company, or from its parent or subsidiaries, in the course of his employment with any of them concerning their properties, operations or business (unless such document or information is readily ascertainable from public or published information or trade sources or has otherwise been made available to the public through no fault of his own) until the same ceases to be material (or becomes so ascertainable or available); provided, however, that nothing in this section 14 shall prevent the Executive, with or without the Company's consent, from participating in or disclosing documents or information in connection with any judicial or administrative investigation, inquiry or proceeding to the extent that such participation or disclosure is required under applicable law.

SECTION 15. SOLICITATION.

     The Executive hereby covenants and agrees that, for a period of one year following his termination of employment with the Company, he shall not, without the written consent of the Company, either directly or indirectly:

     (a) solicit, offer employment to, or take any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its subsidiaries or affiliates to terminate his employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, any savings bank, savings and loan bank, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits, making loans or doing business within the counties specified in section 13;

     (b) provide any information, advice or recommendation with respect to any such officer or employee of any savings bank, savings and loan bank, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits, making loans or doing business within the counties specified in section 13, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its subsidiaries or affiliates to terminate his employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, any savings bank, savings and loan association, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits, making loans or doing business within the counties specified in section 13;

     (c) solicit, provide any information, advice or recommendation or take any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any customer of the Company to terminate an existing business or commercial relationship with the Company.


SECTION 16. NO EFFECT ON EMPLOYEE BENEFIT PLANS OR PROGRAMS.

     The termination of the Executive's employment during the term of this Agreement or thereafter, whether by the Company or by the Executive, shall have no effect on the rights and obligations of the parties hereto under the Company's qualified or non-qualified retirement, pension, savings, thrift, profit-sharing or stock bonus plans, group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance plans or such other employee benefit plans or programs, or compensation plans or programs, as may be maintained by, or cover employees of, the Company from time to time; provided, however, that nothing in this Agreement shall be deemed to duplicate any compensation or benefits provided under any agreement, plan or program covering the Executive to which the Company is a party and any duplicative amount payable under any such agreement, plan or program shall be applied as an offset to reduce the amounts otherwise payable hereunder.

SECTION 17. SUCCESSORS AND ASSIGNS.

     This Agreement will inure to the benefit of and be binding upon the Executive, his legal representatives and testate or intestate distributees, and the Company and its successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of the Company may be sold or otherwise transferred. Failure of the Company to obtain from any successor its express written assumption of the Company's obligations hereunder at least 60 days in advance of the scheduled effective date of any such succession shall be deemed a material breach of this Agreement.

SECTION 18. NOTICES.

     Any communication required or permitted to be given under this Agreement, including any notice, direction, designation, consent, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally, or five days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below or at such other address as one such party may by written notice specify to the other party:

                  If to the Executive:

                  ----------------------
                  ----------------------
                  ----------------------

                  If to the Company:

                  Hudson River Bancorp, Inc.
                  1 Hudson City Center
                  Hudson, New York  12534
                  Attention: President

                  with a copy to:

                  Silver, Freedman & Taff, L.L.P.
                  1100 New York Avenue
                  Washington, D.C.  20005-3934

                  Attention:  Robert J. Freedman, P.C.

SECTION 19. INDEMNIFICATION FOR ATTORNEYS' FEES.

     (a) The Company shall indemnify, hold harmless and defend the Executive against reasonable costs, including legal fees and expenses, incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved, as a result of his efforts, in good faith, to defend or enforce the terms of this Agreement. For purposes of this Agreement, any settlement agreement which provides for payment of any amounts in settlement of the Company's obligations hereunder shall be conclusive evidence of the Executive's entitlement to indemnification hereunder, and any such indemnification payments shall be in addition to amounts payable pursuant to such settlement agreement, unless such settlement agreement expressly provides otherwise.

     (b) The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and such amounts shall not be reduced whether or not the Executive obtains other employment. Unless it is determined that a claim made by the Executive was either frivolous or made in bad faith, the Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of or in connection with his consultation with legal counsel or arising out of any action, suit, proceeding or contest (regardless of the outcome thereof) by the

Company, the Executive or others regarding the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in section 7872(f)(2)(A) of the Code. This section 19(b) shall apply whether such consultation, action, suit, proceeding or contest arises before, on, after or as a result of a Change in Control.

SECTION 20. SEVERABILITY.

     A determination that any provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

SECTION 21. WAIVER.

     Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant, or condition. A waiver of any provision of this Agreement must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

SECTION 22. COUNTERPARTS.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

SECTION 23. GOVERNING LAW.

     This Agreement shall be governed by and construed and enforced in accordance with the federal laws of the United States and, to the extent that federal law is inapplicable, in accordance with the laws of the State of New York applicable to contracts entered into and to be performed entirely within the State of New York.


SECTION 24. HEADINGS AND CONSTRUCTION.

     The headings of sections in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any section. Any reference to a section number shall refer to a section of this Agreement, unless otherwise stated.

SECTION 25. ENTIRE AGREEMENT; MODIFICATIONS.

     This instrument contains the entire agreement of the parties relating to the subject matter hereof, and supersedes in its entirety any and all prior agreements, understandings or representations relating to the subject matter hereof. No modifications of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 26. NON-DUPLICATION.

     In the event that the Executive shall perform services for the Bank or any other direct or indirect subsidiary or affiliate of the Company, it is intended that any compensation or benefits provided to the Executive by such other employer shall not duplicate the compensation or benefits provided under this Agreement. The compensation and benefits payable under this Agreement shall be reduced to the extent necessary to effectuate this intention.

SECTION 27. REQUIRED REGULATORY PROVISIONS.

     Notwithstanding anything herein contained to the contrary, any payments to the Executive by the Company, whether pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and any regulations promulgated thereunder.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and the Executive has hereunto set his hand, all as of the day and year first above written.



                                        ----------------------------------------
                                        EXECUTIVE



ATTEST:                                 HUDSON RIVER BANCORP, INC.

By_____________________________         By______________________________________
    Secretary                             Name:
                                          Title:

[Seal]


STATE OF NEW YORK                   )
                       : ss.:
COUNTY OF __________                )

     On this ________ day of  ____________________,  1998,  before me personally came __________________, to me known, and known to me to be the individual described in the foregoing instrument, who, being by me duly sworn, did depose and say that he resides at the address set forth in said instrument, and that he signed his name to the foregoing instrument.


                                             -----------------------------------
                                             Notary Public

My commission expires:


--------------------------

STATE OF NEW YORK                   )
                   : ss.:
COUNTY OF __________                )

     On this ________ day of  ____________________,  1998,  before me personally came ___________, to me known, who, being by me duly sworn, did depose and say that he resides at _______________________________________, that he is the
_______________________ of HUDSON RIVER BANCORP, INC., the Delaware corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such seal; that it was so affixed by order of the Board of Directors of said corporation; and that he or she signed his name thereto by like order.


                                             -----------------------------------
                                             Notary Public
My commission expires:


--------------------------

                              EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of ______________, 1998 by and between HUDSON RIVER BANCORP, INC., a business corporation organized and existing under the laws of the State of Delaware, the ("Company"), and Timothy E. Blow, an individual residing at ________________________ (the "Executive").

                              W I T N E S S E T H :

     WHEREAS, the Executive currently serves as the Chief Executive Officer of the Company and as the Chief Executive Officer of Hudson River Bank & Trust Company (the "Bank"), and effective as of the date of this Agreement, the Bank has converted from mutual to capital stock form and has become the wholly owned subsidiary of the Company; and

     WHEREAS, the Company desires to assure for itself the continued availability of the Executive's services as provided in this Agreement, and the Board of Directors of the Company (the "Board") recognizes the need for the Executive to be able to perform such services with a minimum of personal distraction in the event of a pending or threatened Change in Control (as hereinafter defined); and

     WHEREAS, the Executive is willing to continue to serve the Company on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, the Company and the Executive hereby agree as follows:

SECTION 1. EMPLOYMENT.

     The Company agrees to continue to employ the Executive, and the Executive hereby agrees to such continued employment, during the period and upon the terms and conditions set forth in this Agreement.

SECTION 2. EMPLOYMENT PERIOD; REMAINING UNEXPIRED EMPLOYMENT PERIOD.

     (a) The terms and conditions of this Agreement shall be and remain in effect during the period of employment established under this section 2 ("Employment Period"). The Employment Period shall be for an initial term of two years beginning on the date of this Agreement and ending on the second anniversary date of this Agreement (each, an "Anniversary Date"), plus such extensions, if any, as are provided pursuant to section 2(b).

     (b) Except as provided in section 2(c), beginning on the date of this Agreement, the Employment Period shall automatically be extended for one additional day each day, unless either the Company or the Executive elects not to extend the Agreement further by giving written notice thereof to the other party, in which case the Employment Period shall end on the second anniversary of the date on which such written notice is given. For all purposes of this Agreement, the term "Remaining Unexpired Employment Period" as of any date shall mean the period beginning on such date and ending on the last day of the Employment Period taking into account any extensions under this section 2(b). Upon termination of the Executive's employment with the Company for any reason whatsoever, any daily extensions provided pursuant to this section 2(b), if not theretofore discontinued, shall automatically cease.

     (c) Nothing in this Agreement shall be deemed to prohibit the Company at any time from terminating the Executive's employment during the Employment Period with or without notice for any reason; provided, however, that the relative rights and obligations of the Company and the Executive in the event of any such termination shall be determined under this Agreement.

SECTION 3. DUTIES.

     The Executive shall serve as Chief Executive Officer of the Company, having such power, authority and responsibility and performing such duties as are prescribed by or under the By-Laws of the Company and as are customarily associated with such position. The Executive shall devote his full business time and attention (other than during weekends, holidays, approved vacation periods, and periods of illness or approved leaves of absence) to the business and affairs of the Company and shall use his best efforts to advance the interests of the Company.

SECTION 4. CASH COMPENSATION.

     In consideration for the services to be rendered by the Executive hereunder, the Company shall pay to him a salary equal to the base salary from the Company and the Bank in effect on the date of this Agreement, less the amount of base salary actually paid to the Executive by the Bank during the Employment Period. The Executive's salary shall be payable in approximately equal installments in accordance with the Company's customary payroll practices for senior officers. The Board shall review the Executive's annual rate of salary at such times during the Employment Period as it deems appropriate, but not less frequently than once every twelve months, and may, in its discretion, approve an increase therein. In addition to salary, the Executive may receive other cash compensation from the Company for services hereunder at such times, in such amounts and on such terms and conditions as the Board may determine from time to time.

SECTION 5. EMPLOYEE BENEFIT PLANS AND PROGRAMS.

     During the Employment Period, the Executive shall be treated as an employee of the Company and shall be entitled to participate in and receive benefits under any and all qualified or non-qualified retirement, pension, savings, profit-sharing or stock bonus plans, any and all group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance plans, and any other employee benefit and compensation plans (including, but not limited to, any incentive compensation plans or programs, stock option and appreciation rights plans and restricted stock plans) as may from time to time be maintained by, or cover employees of, the Company, in accordance with the terms and conditions of such employee benefit plans and programs and compensation plans and programs and consistent with the Company's customary practices.

SECTION 6. INDEMNIFICATION AND INSURANCE.

     (a) During the Employment Period and for a period of six years thereafter, the Company shall cause the Executive to be covered by and named as an insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at the request of the Company. The coverage provided to the Executive pursuant to this section 6 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company.

     (b) To the maximum extent permitted under applicable law, during the Employment Period and for a period of six years thereafter, the Company shall indemnify the Executive against and hold him harmless from any costs, liabilities, losses and exposures to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or affiliate thereof.

SECTION 7. OUTSIDE ACTIVITIES.

     The Executive may serve as a member of the boards of directors of such business, community and charitable organizations as he may disclose to and as may be approved by the Board (which approval shall not be unreasonably withheld); provided, however, that such service shall not materially interfere with the performance of his duties under this Agreement. The Executive may also engage in personal business and investment activities which do not materially interfere with the performance of his duties hereunder; provided, however, that such activities are not prohibited under any code of conduct or investment or securities trading policy established by the Company and generally applicable to all similarly situated Executives. The Executive may also serve as an officer or director of the Bank on such terms and conditions as the Company and the Bank may mutually agree upon, and such service shall not be deemed to materially interfere with the Executive's performance of his duties hereunder or otherwise result in a material breach of this Agreement. If the Executive is discharged or suspended, or is subject to any regulatory prohibition or restriction with respect to participation in the affairs of the Bank, he shall continue to perform services for the Company in accordance with this Agreement but shall not directly or indirectly provide services to or participate in the affairs of the Bank in a manner inconsistent with the terms of such discharge or suspension or any applicable regulatory order.


SECTION 8. WORKING FACILITIES AND EXPENSES.

     The Executive's principal place of employment shall be at the Company's executive offices located in Hudson, New York, or at such other location within 50 miles of the address at which the Company shall maintain its principal executive offices, or at such other location as the Company and the Executive may mutually agree upon. The Company shall provide the Executive at his principal place of employment with a private office, secretarial services and other support services and facilities suitable to his position with the Company and necessary or appropriate in connection with the performance of his assigned duties under this Agreement. The Company shall reimburse the Executive for his ordinary and necessary business expenses, including, without limitation, the Executive's travel and entertainment expenses incurred in connection with the performance of his duties under this Agreement, in each case upon presentation to the Company of an itemized account of such expenses in such form as the Company may reasonably require.

SECTION 9. TERMINATION OF EMPLOYMENT WITH BENEFITS.

     (a) The Executive shall be entitled to the benefits described in section 9(b) in the event that:

     (i) his employment with the Company terminates during the Employment Period as a result of the Executive's voluntary resignation within 90 days following:

          (A) the failure of the Board to appoint or re-appoint or elect or re-elect the Executive to the position with the Company stated in section 3 of this Agreement (or a more senior office);

          (B) if the Executive is a member of the Board, the failure of the shareholders of the Company to elect or re-elect the Executive to the Board or the failure of the Board (or the nominating committee thereof) to nominate the Executive for such election or re-election;

          (C) the expiration of a 30-day period following the date on which the Executive gives written notice to the Company of its material failure, whether by amendment of the Company's Certificate of Incorporation, the Company's By-Laws, action of the Board or the Company's shareholders or otherwise, to vest in the Executive the functions, duties, or responsibilities prescribed in section 3 of this Agreement, unless, during such 30-day period, the Company cures such failure;

          (D) the expiration of a 30-day period following the date on which the Executive gives written notice to the Company of its material breach of any term, condition or covenant contained in this Agreement (including, without limitation, any reduction of the Executive's rate of base salary in effect from time to time and any change in the terms and conditions of any compensation or benefit program in which the Executive participates which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package), unless, during such 30-day period, the Company cures such failure; or

          (E) a change in the Executive's principal place of employment for a distance in excess of 50 miles from the Company's principal office in Hudson, New York; or

          (F) the liquidation, dissolution, bankruptcy, or insolvency of the Company, the Bank or any of their respective subsidiaries or affiliates; or

     (ii) the Executive's employment with the Company is terminated by the Company during the Employment Period for any reason other than for "cause," as provided in section 10(a).

     (b) Upon the occurrence of any of the events described in section 9(a) of this Agreement, the Company shall pay and provide to the Executive (or, in the event of his death, to his estate):

     (i) his earned but unpaid salary (including, without limitation, all items which constitute wages under applicable law and the payment of which is not otherwise provided for in this section 9(b)) as of the date of the termination of his employment with the Company, such payment to be made at the time and in the manner prescribed by law applicable to the payment of wages but in no event later than 30 days after termination of employment;

     (ii) the benefits, if any, to which he is entitled as a former employee under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of the Company's officers and employees;

     (iii) continued group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance benefits, in addition to that provided pursuant to section 9(b)(ii), and after taking into account the coverage provided by any subsequent employer, if and to the extent necessary to provide for the Executive, for the Remaining Unexpired Employment Period, coverage equivalent to the coverage to which he would have been entitled under such plans (as in effect on the date of his termination of employment, or, if his termination of employment occurs after a Change of Control, on the date of such Change of Control, whichever benefits are greater), if he had continued working for the Company during the Remaining Unexpired Employment Period at the highest annual rate of salary achieved during the Employment Period;

     (iv) within 30 days following the Executive's termination of employment with the Company, a lump sum payment, in an amount equal to the present value of the salary (excluding any additional payments made to the Executive in lieu of the use of an automobile) that the Executive would have earned if he had continued working for the Company during the Remaining Unexpired Employment
Period at the highest annual rate of salary achieved during the Employment Period, where such present value is to be determined using a discount rate equal to the applicable short-term federal rate prescribed under section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"), compounded using the compounding periods corresponding to the Company's regular payroll periods for its officers, such lump sum to be paid in lieu of all other payments of salary provided for under this Agreement in respect of the period following any such termination;

     (v) within 30 days following the Executive's termination of employment with the Company, a lump sum payment in an amount equal to the excess, if any, of:

          (A) the present value of the aggregate benefits to which he would be entitled under The Retirement Plan of the Hudson River Bank & Trust Company (together with the defined benefit portion of the Benefit Restoration Plan of Hudson River Bank & Trust Company and any other supplemental defined benefit plan) and any and all other qualified and non-qualified defined benefit pension plans maintained by, or covering employees of, the Company if he were 100% vested thereunder and had continued working for the Company during the Remaining Unexpired Employment Period at the highest annual rate of salary achieved during the Employment Period; over

          (B) the present value of the benefits to which he is actually entitled under such defined benefit pension plans as of the date of his termination; where such present values are to be determined using the mortality tables prescribed under section 415(b)(2)(E)(v) of the Code and a discount rate, compounded monthly equal to the annualized rate of interest prescribed by the Pension Benefit Guaranty Corporation for the valuation of immediate annuities payable under terminating single-employer defined benefit plans for the month in which the Executive's termination of employment occurs ("Applicable PBGC Rate");

     (vi) within 30 days following the Executive's termination of employment with the Company, a lump sum payment in an amount equal to the present value of the additional employer contributions to which he would have been entitled under the Hudson River Bank & Trust Company 401(k) Savings Plan, the Hudson River Bancorp, Inc. Employee Stock Ownership Plan (together with the defined contribution portion of the Benefit Restoration Plan of Hudson River Bank & Trust Company or any other supplemental defined contribution plan) and any and all other qualified and non-qualified defined contribution plans maintained by, or covering employees of, the Company as if he were 100% vested thereunder and had continued working for the Company during the Remaining Unexpired Employment Period at the highest annual rate of salary achieved during the Employment

Period and making the maximum amount of employee contributions, if any, required or permitted under such plan or plans, such present value to be determined on the basis of a discount rate, compounded using the compounding period that corresponds to the frequency with which employer contributions are made to the relevant plan, equal to the Applicable PBGC Rate;

     (vii) within 30 days following the Executive's termination of employment with the Company, a lump sum payment in an amount equal to the payments that would have been made (without discounting for early payment) to the Executive under any cash bonus or long-term or short-term cash incentive compensation plan maintained by, or covering employees of, the Company if he had continued working for the Company during the Remaining Unexpired Employment Period and had earned the maximum bonus or incentive award in each calendar year that ends during the Remaining Unexpired Employment Period, such payments to be equal to the product of:

          (A) the maximum percentage rate at which an award was ever available to the Executive under such incentive compensation plan; multiplied by

          (B) the salary that would have been paid to the Executive during each such calendar year at the highest annual rate of salary achieved during the Employment Period.

     (viii) at the election of the Company made within 30 days following the occurrence of the event described in section 9(a), upon the surrender of options or appreciation rights issued to the Executive under any stock option and appreciation rights plan or program maintained by, or covering employees of, the Company, a lump sum payment in an amount equal to the product of:

          (A) the excess of (I) the fair market value of a share of stock of the same class as the stock subject to the option or appreciation right, determined as of the date of termination of employment, over (II) the exercise price per share for such option or appreciation right, as specified in or under the relevant plan or program; multiplied by

          (B) the number of shares with respect to which options or appreciation rights are being surrendered.

For purposes of this section 9(b)(viii), the Executive shall be deemed fully vested in all options and appreciation rights under any stock option or appreciation rights plan or program maintained by, or covering employees of, the Company, even if he is not vested under the terms of such plan or program; and

     (ix) at the election of the Company made within 30 days following the occurrence of the event described in section 9(a), upon the surrender of any shares awarded to the Executive under any restricted stock plan maintained by, or covering employees of, the Company, a lump sum payment in an amount equal to the product of:

          (A) the fair market value of a share of stock of the same class of stock granted under such plan, determined as of the date of the Executive's termination of employment; multiplied by

          (B) the number of shares which are being surrendered.

For purposes of this section 9(b)(ix), the Executive shall be deemed fully vested in all shares awarded under any restricted stock plan maintained by, or covering employees of, the Company, even if he is not vested under the terms of such plan.

The Company and the Executive hereby stipulate that the damages which may be incurred by the Executive following any such termination of employment are not capable of accurate measurement as of the date first above written and that the payments and benefits contemplated by this section 9(b) constitute reasonable damages under the circumstances and shall be payable without any requirement of proof of actual damage and without regard to the Executive's efforts, if any, to mitigate damages. The Company and the Executive further agree that the Company may condition the payments and benefits (if any) due under sections 9(b)(iii),
(iv), (v), (vi) and (vii) on the receipt of the Executive's resignation from any and all positions which he holds as an officer, director or committee member with respect to the Company or any of its subsidiaries or affiliates.

SECTION 10. TERMINATION WITHOUT ADDITIONAL COMPANY LIABILITY.

     In the event that the Executive's employment with the Company shall terminate during the Employment Period on account of:

     (a) the discharge of the Executive for "cause," which, for purposes of this Agreement, shall mean a discharge because the Board determines that the
Executive: (i) has intentionally failed to perform his assigned duties under this Agreement (including, for these purposes, the Executive's inability to perform such duties as a result of drug or alcohol dependency); (ii) has intentionally engaged in dishonest or illegal conduct in connection with his performance of services for the Company or has been convicted of a felony; (iii) has willfully violated, in any material respect, any law, rule, regulation, written agreement or final cease-and-desist order with respect to his performance of services for the Company, as determined by the Board; or (iv) has intentionally breached the material terms of this Agreement;

     (b) the Executive's voluntary resignation from employment with the Company for reasons other than those specified in section 9(a)(i); or

     (c) the death of the Executive while employed by the Company, or the termination of the Executive's employment because of "total and permanent disability" within the meaning of the Company's or the Bank's long-term disability plan for employees; then the Company shall have no further obligations under this Agreement, other than the payment to the Executive of his earned but unpaid salary as of the date of the termination of his employment and the provision of such other benefits, if any, to which he is entitled as a former employee under the Company's employee benefit plans and programs and compensation plans and programs.

     For purposes of this section 10, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the written advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. Prior to the date on which a Change in Control occurs, the cessation of employment of the Executive shall not be deemed to be for "cause" within the meaning of section 10(a) unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of three-fourths of the members of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in section 10(a) above, and specifying the particulars thereof in detail. On and after the date that a Change in Control occurs, a determination under this section 10 shall require the affirmative vote of at least three-fourths of the members of the Board acting in good faith, and such vote shall not be made prior to the expiration of a 60-day period following the date on which the Board shall, by written notice to the Executive, furnish to him a statement of its grounds for proposing to make such determination, during which period the Executive shall be afforded a reasonable opportunity to make oral and written presentations to the members of the Board, and to be represented by his legal counsel at such presentations to refute the grounds for the proposed determination;

SECTION 11. TERMINATION UPON OR FOLLOWING A CHANGE IN CONTROL.

     (a) A Change in Control of the Company ("Change in Control") shall be deemed to have occurred upon the happening of any of the following events:

     (i) approval by the shareholders of the Company of a transaction that would result and does result in the reorganization, merger or consolidation of the Company, respectively, with one or more other persons, other than a transaction following which:

          (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

          (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

     (ii) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Company of any transaction which would result in such an acquisition;

     (iii) a complete liquidation or dissolution of the Company, or approval by the shareholders of the Company of a plan for such liquidation or dissolution;

     (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board do not belong to any of the following groups:

          (A) individuals who were members of the Board on the date of this Agreement; or

          (B) individuals who first became members of the Board after the date of this Agreement either:

               (1) upon election to serve as a member of the Board by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

               (2) upon election by the shareholders of the Board to serve as a member of the Board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Board, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of the Company; or

     (v) any event which would be described in section 11(a)(i),  (ii), (iii) or
(iv) if the term "Bank" were substituted for the term "Company" therein and the term "Bank Board" were substituted for the term "Board" therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 11(a), the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

     (b) In the event that the Executive=s employment with the Company terminates within eighteen months following a Change in Control for any reason other than for "cause," as described in section 10, the Company shall pay to the Executive, in addition to the amounts payable pursuant to section 9, a severance benefit in a lump sum payment, within 25 days after the later of the effective time of such Change in Control or his termination of employment, equal to the greater of (i) the sum of the amounts payable as salary pursuant to section 4 hereof during the Remaining Unexpired Employment Period and as additional cash compensation pursuant to the terms of section 9(b)(vii) hereof, or (ii) three times the annual average of the amount paid or payable to the Executive under section 4 of this Agreement or the corresponding section of any prior employment agreement with the Company or its predecessor during the five preceding taxable years of the Executive (or during the entire period of the Executive=s employment with the Company or its predecessor if such period is less than five years). The Company shall also continue to provide to the Executive and to his eligible dependents the benefits described in section 9(b)(iii) hereof for a period of at least 36 months following the later of the effective time of such Change in Control or his termination of employment. In addition, the Company will guarantee the payment of the severance benefit provided pursuant to section 11(b) of the Executive= employment agreement with the Bank.

SECTION 12. TAX INDEMNIFICATION.

     (a) This section 12 shall apply if the Executive's employment is terminated upon or following (i) a Change in Control (as defined in section 11 of this Agreement); or (ii) a change "in the ownership or effective control" of the Company or the Bank or "in the ownership of a substantial portion of the assets" of the Company or the Bank within the meaning of section 280G of the Code. If this section 12 applies, then, if for any taxable year, the Executive shall be liable for the payment of an excise tax under section 4999 of the Code with respect to any payment in the nature of compensation made by the Company or any direct or indirect subsidiary or affiliate of the Company to (or for the benefit of) the Executive, the Company shall pay to the Executive an amount equal to X determined under the following formula:


                                      E x P
                X= ----------------------------------------------
                        1 - [FI x (1-SLI)) + SLI + E + M]

where

                    E=   the  rate  at which the  excise tax is  assessed  under
                         section 4999 of the Code;

                    P= the amount with respect to which such excise tax is assessed, determined without regard to this section 12;

                   FI= the highest marginal rate of income tax applicable to the Executive under the Code for the taxable year in question;

                  SLI= the sum of the highest marginal rates of income tax applicable to the Executive under all applicable state and local laws for the taxable year in question; and

                    M= the highest marginal rate of Medicare tax applicable to the Executive under the Code for the taxable year in question.

The Company will guarantee the payment of the tax indemnification provided pursuant to section 12(a) of the Executive's employment agreement with the Bank. With respect to any payment in the nature of compensation that is made to (or for the benefit of) the Executive under the terms of this Agreement, the Executive's employment agreement with the Bank, or otherwise, and on which an excise tax under section 4999 of the Code will be assessed, the payment determined under this section 12(a) shall be made to the Executive on the earlier of (i) the date the Company, the Bank or any direct or indirect subsidiary or affiliate of the Company or the Bank is required to withhold such tax, or (ii) the date the tax is required to be paid by the Executive.

     (b) Notwithstanding anything in this section 12 to the contrary, in the event that the Executive's liability for the excise tax under section 4999 of the Code for a taxable year is subsequently determined to be different than the amount determined by the formula (X + P) x E, where X, P and E have the meanings provided in section 12(a), the Executive or the Company, as the case may be, shall pay to the other party at the time that the amount of such excise tax is finally determined, an appropriate amount, plus interest, such that the payment made under section 12(a), when increased by the amount of the payment made to the Executive under this section 12(b) by the Company, or when reduced by the amount of the payment made to the Company under this section 12(b) by the Executive, equals the amount that should have properly been paid to the Executive under section 12(a). The interest paid under this section 12(b) shall be determined at the rate provided under section 1274(b)(2)(B) of the Code. To confirm that the proper amount, if any, was paid to the Executive under this section 12, the Executive shall furnish to the Company a copy of each tax return which reflects a liability for an excise tax payment made by the Company, at least 20 days before the date on which such return is required to be filed with the Internal Revenue Service.

SECTION 13. COVENANT NOT TO COMPETE.

     The Executive hereby covenants and agrees that, in the event of his termination of employment with the Company prior to the expiration of the Employment Period, for a period of one year following the date of his termination of employment with the Company (or, if less, for the Remaining Unexpired Employment Period), he shall not, without the written consent of the

Company, become an officer, employee, consultant, director or trustee of any savings bank, savings and loan association, savings and loan holding company, bank or bank holding company, or any direct or indirect subsidiary or affiliate of any such entity, that entails working within any county in which the Company maintains an office; provided, however, that this section 13 shall not apply if the Executive's employment is terminated for the reasons set forth in section 9(a).

SECTION 14. CONFIDENTIALITY.

     Unless he obtains the prior written consent of the Company, the Executive shall keep confidential and shall refrain from using for the benefit of himself, or any person or entity other than the Company or any entity which is a subsidiary of the Company or of which the Company is a subsidiary, any material document or information obtained from the Company, or from its parent or subsidiaries, in the course of his employment with any of them concerning their properties, operations or business (unless such document or information is readily ascertainable from public or published information or trade sources or has otherwise been made available to the public through no fault of his own) until the same ceases to be material (or becomes so ascertainable or available); provided, however, that nothing in this section 14 shall prevent the Executive, with or without the Company's consent, from participating in or disclosing documents or information in connection with any judicial or administrative investigation, inquiry or proceeding to the extent that such participation or disclosure is required under applicable law.

SECTION 15. SOLICITATION.

     The Executive hereby covenants and agrees that, for a period of one year following his termination of employment with the Company, he shall not, without the written consent of the Company, either directly or indirectly:

     (a) solicit, offer employment to, or take any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its subsidiaries or affiliates to terminate his employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, any savings bank, savings and loan bank, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits, making loans or doing business within the counties specified in section 13;

     (b) provide any information, advice or recommendation with respect to any such officer or employee of any savings bank, savings and loan bank, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits, making loans or doing business within the counties specified in section 13, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its subsidiaries or affiliates to terminate his employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, any savings bank, savings and loan association, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits, making loans or doing business within the counties specified in section 13;

     (c) solicit, provide any information, advice or recommendation or take any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any customer of the Company to terminate an existing business or commercial relationship with the Company.


SECTION 16. NO EFFECT ON EMPLOYEE BENEFIT PLANS OR PROGRAMS.

     The termination of the Executive's employment during the term of this Agreement or thereafter, whether by the Company or by the Executive, shall have no effect on the rights and obligations of the parties hereto under the Company's qualified or non-qualified retirement, pension, savings, thrift, profit-sharing or stock bonus plans, group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance plans or such other employee benefit plans or programs, or compensation plans or programs, as may be maintained by, or cover employees of, the Company from time to time; provided, however, that nothing in this Agreement shall be deemed to duplicate any compensation or benefits provided under any agreement, plan or program covering the Executive to which the Company is a party and any duplicative amount payable under any such agreement, plan or program shall be applied as an offset to reduce the amounts otherwise payable hereunder.

SECTION 17. SUCCESSORS AND ASSIGNS.

     This Agreement will inure to the benefit of and be binding upon the Executive, his legal representatives and testate or intestate distributees, and the Company and its successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of the Company may be sold or otherwise transferred. Failure of the Company to obtain from any successor its express written assumption of the Company's obligations hereunder at least 60 days in advance of the scheduled effective date of any such succession shall be deemed a material breach of this Agreement.

SECTION 18. NOTICES.

     Any communication required or permitted to be given under this Agreement, including any notice, direction, designation, consent, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally, or five days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below or at such other address as one such party may by written notice specify to the other party:

                  If to the Executive:

                  ----------------------
                  ----------------------
                  ----------------------

                  If to the Company:

                  Hudson River Bancorp, Inc.
                  1 Hudson City Center
                  Hudson, New York  12534
                  Attention: President

                  with a copy to:

                  Silver, Freedman & Taff, L.L.P.
                  1100 New York Avenue
                  Washington, D.C.  20005-3934

                  Attention:  Robert J. Freedman, P.C.

SECTION 19. INDEMNIFICATION FOR ATTORNEYS' FEES.

     (a) The Company shall indemnify, hold harmless and defend the Executive against reasonable costs, including legal fees and expenses, incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved, as a result of his efforts, in good faith, to defend or enforce the terms of this Agreement. For purposes of this Agreement, any settlement agreement which provides for payment of any amounts in settlement of the Company's obligations hereunder shall be conclusive evidence of the Executive's entitlement to indemnification hereunder, and any such indemnification payments shall be in addition to amounts payable pursuant to such settlement agreement, unless such settlement agreement expressly provides otherwise.

     (b) The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and such amounts shall not be reduced whether or not the Executive obtains other employment. Unless it is determined that a claim made by the Executive was either frivolous or made in bad faith, the Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of or in connection with his consultation with legal counsel or arising out of any action, suit, proceeding or contest (regardless of the outcome thereof) by the Company, the Executive or others regarding the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in section 7872(f)(2)(A) of the Code. This section 19(b) shall apply whether such consultation, action, suit, proceeding or contest arises before, on, after or as a result of a Change in Control.

SECTION 20. SEVERABILITY.

     A determination that any provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

SECTION 21. WAIVER.

     Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant, or condition. A waiver of any provision of this Agreement must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

SECTION 22. COUNTERPARTS.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

SECTION 23. GOVERNING LAW.

     This Agreement shall be governed by and construed and enforced in accordance with the federal laws of the United States and, to the extent that federal law is inapplicable, in accordance with the laws of the State of New York applicable to contracts entered into and to be performed entirely within the State of New York.


SECTION 24. HEADINGS AND CONSTRUCTION.

     The headings of sections in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any section. Any reference to a section number shall refer to a section of this Agreement, unless otherwise stated.

SECTION 25. ENTIRE AGREEMENT; MODIFICATIONS.

     This instrument contains the entire agreement of the parties relating to the subject matter hereof, and supersedes in its entirety any and all prior agreements, understandings or representations relating to the subject matter hereof. No modifications of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 26. NON-DUPLICATION.

     In the event that the Executive shall perform services for the Bank or any other direct or indirect subsidiary or affiliate of the Company, it is intended that any compensation or benefits provided to the Executive by such other employer shall not duplicate the compensation or benefits provided under this Agreement. The compensation and benefits payable under this Agreement shall be reduced to the extent necessary to effectuate this intention.

SECTION 27. REQUIRED REGULATORY PROVISIONS.

     Notwithstanding anything herein contained to the contrary, any payments to the Executive by the Company, whether pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and any regulations promulgated thereunder.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and the Executive has hereunto set his hand, all as of the day and year first above written.



                                        ----------------------------------------
                                        EXECUTIVE



ATTEST:                                 HUDSON RIVER BANCORP, INC.

By_____________________________         By______________________________________
    Secretary                             Name:
                                          Title:

[Seal]


STATE OF NEW YORK                   )
                        : ss.:
COUNTY OF __________                )

     On this ________ day of  ____________________,  1998,  before me personally came __________________, to me known, and known to me to be the individual described in the foregoing instrument, who, being by me duly sworn, did depose and say that he resides at the address set forth in said instrument, and that he signed his name to the foregoing instrument.


                                             -----------------------------------
                                             Notary Public

My commission expires:


--------------------------

STATE OF NEW YORK                   )
                       : ss.:
COUNTY OF __________                )

     On this ________ day of  ____________________,  1998,  before me personally came ___________, to me known, who, being by me duly sworn, did depose and say that he resides at _______________________________________, that he is the
_______________________ of HUDSON RIVER BANCORP, INC., the Delaware corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such seal; that it was so affixed by order of the Board of Directors of said corporation; and that he or she signed his name thereto by like order.


                                             -----------------------------------
                                             Notary Public
My commission expires:


--------------------------

                              EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of ______________, 1998 by and between HUDSON RIVER BANCORP, INC., a business corporation organized and existing under the laws of the State of Delaware, the ("Company"), and Sidney D. Richter, an individual residing at ________________________ (the "Executive").

     W I T N E S S E T H :

     WHEREAS, the Executive currently serves as the Senior Vice President of the Company and as the Senior Vice President of Hudson River Bank & Trust Company (the "Bank"), and effective as of the date of this Agreement, the Bank has converted from mutual to capital stock form and has become the wholly owned subsidiary of the Company; and

     WHEREAS, the Company desires to assure for itself the continued availability of the Executive's services as provided in this Agreement, and the Board of Directors of the Company (the "Board") recognizes the need for the Executive to be able to perform such services with a minimum of personal distraction in the event of a pending or threatened Change in Control (as hereinafter defined); and

     WHEREAS, the Executive is willing to continue to serve the Company on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, the Company and the Executive hereby agree as follows:

SECTION 1. EMPLOYMENT.

     The Company agrees to continue to employ the Executive, and the Executive hereby agrees to such continued employment, during the period and upon the terms and conditions set forth in this Agreement.

SECTION 2. EMPLOYMENT PERIOD; REMAINING UNEXPIRED EMPLOYMENT PERIOD.

     (a) The terms and conditions of this Agreement shall be and remain in effect during the period of employment established under this section 2 ("Employment Period"). The Employment Period shall be for an initial term of two years beginning on the date of this Agreement and ending on the second anniversary date of this Agreement (each, an "Anniversary Date"), plus such extensions, if any, as are provided pursuant to section 2(b).

     (b) Except as provided in section 2(c), beginning on the date of this Agreement, the Employment Period shall automatically be extended for one additional day each day, unless either the Company or the Executive elects not to extend the Agreement further by giving written notice thereof to the other party, in which case the Employment Period shall end on the second anniversary of the date on which such written notice is given. For all purposes of this Agreement, the term "Remaining Unexpired Employment Period" as of any date shall mean the period beginning on such date and ending on the last day of the Employment Period taking into account any extensions under this section 2(b). Upon termination of the Executive's employment with the Company for any reason whatsoever, any daily extensions provided pursuant to this section 2(b), if not theretofore discontinued, shall automatically cease.

     (c) Nothing in this Agreement shall be deemed to prohibit the Company at any time from terminating the Executive's employment during the Employment Period with or without notice for any reason; provided, however, that the relative rights and obligations of the Company and the Executive in the event of any such termination shall be determined under this Agreement.

SECTION 3. DUTIES.

     The Executive shall serve as Senior Vice President of the Company, having such power, authority and responsibility and performing such duties as are prescribed by or under the By-Laws of the Company and as are customarily associated with such position. The Executive shall devote his full business time and attention (other than during weekends, holidays, approved vacation periods, and periods of illness or approved leaves of absence) to the business and affairs of the Company and shall use his best efforts to advance the interests of the Company.

SECTION 4. CASH COMPENSATION.

     In consideration for the services to be rendered by the Executive hereunder, the Company shall pay to him a salary equal to the base salary from the Company and the Bank in effect on the date of this Agreement, less the amount of base salary actually paid to the Executive by the Bank during the Employment Period. The Executive's salary shall be payable in approximately equal installments in accordance with the Company's customary payroll practices for senior officers. The Board shall review the Executive's annual rate of salary at such times during the Employment Period as it deems appropriate, but not less frequently than once every twelve months, and may, in its discretion, approve an increase therein. In addition to salary, the Executive may receive other cash compensation from the Company for services hereunder at such times, in such amounts and on such terms and conditions as the Board may determine from time to time.

SECTION 5. EMPLOYEE BENEFIT PLANS AND PROGRAMS.

     During the Employment Period, the Executive shall be treated as an employee of the Company and shall be entitled to participate in and receive benefits under any and all qualified or non-qualified retirement, pension, savings, profit-sharing or stock bonus plans, any and all group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance plans, and any other employee benefit and compensation plans (including, but not limited to, any incentive compensation plans or programs, stock option and appreciation rights plans and restricted stock plans) as may from time to time be maintained by, or cover employees of, the Company, in accordance with the terms and conditions of such employee benefit plans and programs and compensation plans and programs and consistent with the Company's customary practices.

SECTION 6. INDEMNIFICATION AND INSURANCE.

     (a) During the Employment Period and for a period of six years thereafter, the Company shall cause the Executive to be covered by and named as an insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at the request of the Company. The coverage provided to the Executive pursuant to this section 6 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company.

     (b) To the maximum extent permitted under applicable law, during the Employment Period and for a period of six years thereafter, the Company shall indemnify the Executive against and hold him harmless from any costs, liabilities, losses and exposures to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or affiliate thereof.

SECTION 7. OUTSIDE ACTIVITIES.

     The Executive may serve as a member of the boards of directors of such business, community and charitable organizations as he may disclose to and as may be approved by the Board (which approval shall not be unreasonably withheld); provided, however, that such service shall not materially interfere with the performance of his duties under this Agreement. The Executive may also engage in personal business and investment activities which do not materially interfere with the performance of his duties hereunder; provided, however, that such activities are not prohibited under any code of conduct or investment or securities trading policy established by the Company and generally applicable to all similarly situated Executives. The Executive may also serve as an officer or director of the Bank on such terms and conditions as the Company and the Bank may mutually agree upon, and such service shall not be deemed to materially interfere with the Executive's performance of his duties hereunder or otherwise result in a material breach of this Agreement. If the Executive is discharged or suspended, or is subject to any regulatory prohibition or restriction with respect to participation in the affairs of the Bank, he shall continue to perform services for the Company in accordance with this Agreement but shall not directly or indirectly provide services to or participate in the affairs of the Bank in a manner inconsistent with the terms of such discharge or suspension or any applicable regulatory order.


SECTION 8. WORKING FACILITIES AND EXPENSES.

     The Executive's principal place of employment shall be at the Company's executive offices located in Hudson, New York, or at such other location within 50 miles of the address at which the Company shall maintain its principal executive offices, or at such other location as the Company and the Executive may mutually agree upon. The Company shall provide the Executive at his principal place of employment with a private office, secretarial services and other support services and facilities suitable to his position with the Company and necessary or appropriate in connection with the performance of his assigned duties under this Agreement. The Company shall reimburse the Executive for his ordinary and necessary business expenses, including, without limitation, the Executive's travel and entertainment expenses incurred in connection with the performance of his duties under this Agreement, in each case upon presentation to the Company of an itemized account of such expenses in such form as the Company may reasonably require.

SECTION 9. TERMINATION OF EMPLOYMENT WITH BENEFITS.

     (a) The Executive shall be entitled to the benefits described in section 9(b) in the event that:

     (i) his employment with the Company terminates during the Employment Period as a result of the Executive's voluntary resignation within 90 days following:

          (A) the failure of the Board to appoint or re-appoint or elect or re-elect the Executive to the position with the Company stated in section 3 of this Agreement (or a more senior office);

          (B) if the Executive is a member of the Board, the failure of the shareholders of the Company to elect or re-elect the Executive to the Board or the failure of the Board (or the nominating committee thereof) to nominate the Executive for such election or re-election;

          (C) the expiration of a 30-day period following the date on which the Executive gives written notice to the Company of its material failure, whether by amendment of the Company's Certificate of Incorporation, the Company's By-Laws, action of the Board or the Company's shareholders or otherwise, to vest in the Executive the functions, duties, or responsibilities prescribed in section 3 of this Agreement, unless, during such 30-day period, the Company cures such failure;

          (D) the expiration of a 30-day period following the date on which the Executive gives written notice to the Company of its material breach of any term, condition or covenant contained in this Agreement (including, without limitation, any reduction of the Executive's rate of base salary in effect from time to time and any change in the terms and conditions of any compensation or benefit program in which the Executive participates which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package), unless, during such 30-day period, the Company cures such failure; or

          (E) a change in the Executive's principal place of employment for a distance in excess of 50 miles from the Company's principal office in Hudson, New York; or

          (F) the liquidation, dissolution, bankruptcy, or insolvency of the Company, the Bank or any of their respective subsidiaries or affiliates; or

     (ii) the Executive's employment with the Company is terminated by the Company during the Employment Period for any reason other than for "cause," as provided in section 10(a).

     (b) Upon the occurrence of any of the events described in section 9(a) of this Agreement, the Company shall pay and provide to the Executive (or, in the event of his death, to his estate):

     (i) his earned but unpaid salary (including, without limitation, all items which constitute wages under applicable law and the payment of which is not otherwise provided for in this section 9(b)) as of the date of the termination of his employment with the Company, such payment to be made at the time and in the manner prescribed by law applicable to the payment of wages but in no event later than 30 days after termination of employment;

     (ii) the benefits, if any, to which he is entitled as a former employee under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of the Company's officers and employees;

     (iii) continued group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance benefits, in addition to that provided pursuant to section 9(b)(ii), and after taking into account the coverage provided by any subsequent employer, if and to the extent necessary to provide for the Executive, for the Remaining Unexpired Employment Period, coverage equivalent to the coverage to which he would have been entitled under such plans (as in effect on the date of his termination of employment, or, if his termination of employment occurs after a Change of Control, on the date of such Change of Control, whichever benefits are greater), if he had continued working for the Company during the Remaining Unexpired Employment Period at the highest annual rate of salary achieved during the Employment Period;

     (iv) within 30 days following the Executive's termination of employment with the Company, a lump sum payment, in an amount equal to the present value of the salary (excluding any additional payments made to the Executive in lieu of the use of an automobile) that the Executive would have earned if he had continued working for the Company during the Remaining Unexpired Employment
Period at the highest annual rate of salary achieved during the Employment Period, where such present value is to be determined using a discount rate equal to the applicable short-term federal rate prescribed under section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"), compounded using the compounding periods corresponding to the Company's regular payroll periods for its officers, such lump sum to be paid in lieu of all other payments of salary provided for under this Agreement in respect of the period following any such termination;

     (v) within 30 days following the Executive's termination of employment with the Company, a lump sum payment in an amount equal to the excess, if any, of:

          (A) the present value of the aggregate benefits to which he would be entitled under The Retirement Plan of the Hudson River Bank & Trust Company (together with the defined benefit portion of the Benefit Restoration Plan of Hudson River Bank & Trust Company and any other supplemental defined benefit plan) and any and all other qualified and non-qualified defined benefit pension plans maintained by, or covering employees of, the Company if he were 100% vested thereunder and had continued working for the Company during the Remaining Unexpired Employment Period at the highest annual rate of salary achieved during the Employment Period; over

          (B) the present value of the benefits to which he is actually entitled under such defined benefit pension plans as of the date of his termination; where such present values are to be determined using the mortality tables prescribed under section 415(b)(2)(E)(v) of the Code and a discount rate, compounded monthly equal to the annualized rate of interest prescribed by the Pension Benefit Guaranty Corporation for the valuation of immediate annuities payable under terminating single-employer defined benefit plans for the month in which the Executive's termination of employment occurs ("Applicable PBGC Rate");

     (vi) within 30 days following the Executive's termination of employment with the Company, a lump sum payment in an amount equal to the present value of the additional employer contributions to which he would have been entitled under the Hudson River Bank & Trust Company 401(k) Savings Plan, the Hudson River Bancorp, Inc. Employee Stock Ownership Plan (together with the defined contribution portion of the Benefit Restoration Plan of Hudson River Bank & Trust Company or any other supplemental defined contribution plan) and any and all other qualified and non-qualified defined contribution plans maintained by, or covering employees of, the Company as if he were 100% vested thereunder and had continued working for the Company during the Remaining Unexpired Employment Period at the highest annual rate of salary achieved during the Employment

Period and making the maximum amount of employee contributions, if any, required or permitted under such plan or plans, such present value to be determined on the basis of a discount rate, compounded using the compounding period that corresponds to the frequency with which employer contributions are made to the relevant plan, equal to the Applicable PBGC Rate;

     (vii) within 30 days following the Executive's termination of employment with the Company, a lump sum payment in an amount equal to the payments that would have been made (without discounting for early payment) to the Executive under any cash bonus or long-term or short-term cash incentive compensation plan maintained by, or covering employees of, the Company if he had continued working for the Company during the Remaining Unexpired Employment Period and had earned the maximum bonus or incentive award in each calendar year that ends during the Remaining Unexpired Employment Period, such payments to be equal to the product of:

          (A) the maximum percentage rate at which an award was ever available to the Executive under such incentive compensation plan; multiplied by

          (B) the salary that would have been paid to the Executive during each such calendar year at the highest annual rate of salary achieved during the Employment Period.

     (viii) at the election of the Company made within 30 days following the occurrence of the event described in section 9(a), upon the surrender of options or appreciation rights issued to the Executive under any stock option and appreciation rights plan or program maintained by, or covering employees of, the Company, a lump sum payment in an amount equal to the product of:

          (A) the excess of (I) the fair market value of a share of stock of the same class as the stock subject to the option or appreciation right, determined as of the date of termination of employment, over (II) the exercise price per share for such option or appreciation right, as specified in or under the relevant plan or program; multiplied by

          (B) the number of shares with respect to which options or appreciation rights are being surrendered.

For purposes of this section 9(b)(viii), the Executive shall be deemed fully vested in all options and appreciation rights under any stock option or appreciation rights plan or program maintained by, or covering employees of, the Company, even if he is not vested under the terms of such plan or program; and

     (ix) at the election of the Company made within 30 days following the occurrence of the event described in section 9(a), upon the surrender of any shares awarded to the Executive under any restricted stock plan maintained by, or covering employees of, the Company, a lump sum payment in an amount equal to the product of:

          (A) the fair market value of a share of stock of the same class of stock granted under such plan, determined as of the date of the Executive's termination of employment; multiplied by

          (B) the number of shares which are being surrendered.

For purposes of this section 9(b)(ix), the Executive shall be deemed fully vested in all shares awarded under any restricted stock plan maintained by, or covering employees of, the Company, even if he is not vested under the terms of such plan.

     The Company and the Executive hereby stipulate that the damages which may be incurred by the Executive following any such termination of employment are not capable of accurate measurement as of the date first above written and that the payments and benefits contemplated by this section 9(b) constitute reasonable damages under the circumstances and shall be payable without any requirement of proof of actual damage and without regard to the Executive's efforts, if any, to mitigate damages. The Company and the Executive further agree that the Company may condition the payments and benefits (if any) due under sections 9(b)(iii), (iv), (v), (vi) and (vii) on the receipt of the Executive's resignation from any and all positions which he holds as an officer, director or committee member with respect to the Company or any of its subsidiaries or affiliates.

SECTION 10. TERMINATION WITHOUT ADDITIONAL COMPANY LIABILITY.

     In the event that the Executive's employment with the Company shall terminate during the Employment Period on account of:

     (a) the discharge of the Executive for "cause," which, for purposes of this Agreement, shall mean a discharge because the Board determines that the
Executive: (i) has intentionally failed to perform his assigned duties under this Agreement (including, for these purposes, the Executive's inability to perform such duties as a result of drug or alcohol dependency); (ii) has intentionally engaged in dishonest or illegal conduct in connection with his performance of services for the Company or has been convicted of a felony; (iii) has willfully violated, in any material respect, any law, rule, regulation, written agreement or final cease-and-desist order with respect to his performance of services for the Company, as determined by the Board; or (iv) has intentionally breached the material terms of this Agreement;

     (b) the Executive's voluntary resignation from employment with the Company for reasons other than those specified in section 9(a)(i); or

     (c) the death of the Executive while employed by the Company, or the termination of the Executive's employment because of "total and permanent disability" within the meaning of the Company's or the Bank's long-term disability plan for employees; then the Company shall have no further obligations under this Agreement, other than the payment to the Executive of his earned but unpaid salary as of the date of the termination of his employment and the provision of such other benefits, if any, to which he is entitled as a former employee under the Company's employee benefit plans and programs and compensation plans and programs.

     For purposes of this section 10, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the written advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. Prior to the date on which a Change in Control occurs, the cessation of employment of the Executive shall not be deemed to be for "cause" within the meaning of section 10(a) unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of three-fourths of the members of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in section 10(a) above, and specifying the particulars thereof in detail. On and after the date that a Change in Control occurs, a determination under this section 10 shall require the affirmative vote of at least three-fourths of the members of the Board acting in good faith, and such vote shall not be made prior to the expiration of a 60-day period following the date on which the Board shall, by written notice to the Executive, furnish to him a statement of its grounds for proposing to make such determination, during which period the Executive shall be afforded a reasonable opportunity to make oral and written presentations to the members of the Board, and to be represented by his legal counsel at such presentations to refute the grounds for the proposed determination;

SECTION 11. TERMINATION UPON OR FOLLOWING A CHANGE IN CONTROL.

     (a) A Change in Control of the Company ("Change in Control") shall be deemed to have occurred upon the happening of any of the following events:

     (i) approval by the shareholders of the Company of a transaction that would result and does result in the reorganization, merger or consolidation of the Company, respectively, with one or more other persons, other than a transaction following which:

          (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

          (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

     (ii) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Company of any transaction which would result in such an acquisition;

     (iii) a complete liquidation or dissolution of the Company, or approval by the shareholders of the Company of a plan for such liquidation or dissolution;

     (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board do not belong to any of the following groups:

          (A) individuals who were members of the Board on the date of this Agreement; or

          (B) individuals who first became members of the Board after the date of this Agreement either:

               (1) upon election to serve as a member of the Board by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

               (2) upon election by the shareholders of the Board to serve as a member of the Board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Board, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of the Company; or

     (v) any event which would be described in section 11(a)(i),  (ii), (iii) or
(iv) if the term "Bank" were substituted for the term "Company" therein and the term "Bank Board" were substituted for the term "Board" therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 11(a), the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

     (b) In the event that the Executive=s employment with the Company terminates within eighteen months following a Change in Control for any reason other than for "cause," as described in section 10, the Company shall pay to the Executive, in addition to the amounts payable pursuant to section 9, a severance benefit in a lump sum payment, within 25 days after the later of the effective time of such Change in Control or his termination of employment, equal to the greater of (i) the sum of the amounts payable as salary pursuant to section 4 hereof during the Remaining Unexpired Employment Period and as additional cash compensation pursuant to the terms of section 9(b)(vii) hereof, or (ii) three times the annual average of the amount paid or payable to the Executive under section 4 of this Agreement or the corresponding section of any prior employment agreement with the Company or its predecessor during the five preceding taxable years of the Executive (or during the entire period of the Executive=s employment with the Company or its predecessor if such period is less than five years). The Company shall also continue to provide to the Executive and to his eligible dependents the benefits described in section 9(b)(iii) hereof for a period of at least 36 months following the later of the effective time of such Change in Control or his termination of employment. In addition, the Company will guarantee the payment of the severance benefit provided pursuant to section 11(b) of the Executive= employment agreement with the Bank.

SECTION 12. TAX INDEMNIFICATION.

     (a) This section 12 shall apply if the Executive's employment is terminated upon or following (i) a Change in Control (as defined in section 11 of this Agreement); or (ii) a change "in the ownership or effective control" of the Company or the Bank or "in the ownership of a substantial portion of the assets" of the Company or the Bank within the meaning of section 280G of the Code. If this section 12 applies, then, if for any taxable year, the Executive shall be liable for the payment of an excise tax under section 4999 of the Code with respect to any payment in the nature of compensation made by the Company or any direct or indirect subsidiary or affiliate of the Company to (or for the benefit of) the Executive, the Company shall pay to the Executive an amount equal to X determined under the following formula:


                                      E x P
                X= ----------------------------------------------
                        1 - [FI x (1-SLI)) + SLI + E + M]

where

                    E=   the rate  at which  the  excise tax is  assessed  under
                         section 4999 of the Code;

                    P= the amount with respect to which such excise tax is assessed, determined without regard to this section 12;

                   FI= the highest marginal rate of income tax applicable to the Executive under the Code for the taxable year in question;

                  SLI= the sum of the highest marginal rates of income tax applicable to the Executive under all applicable state and local laws for the taxable year in question; and

                    M= the highest marginal rate of Medicare tax applicable to the Executive under the Code for the taxable year in question.

The Company will guarantee the payment of the tax indemnification provided pursuant to section 12(a) of the Executive's employment agreement with the Bank. With respect to any payment in the nature of compensation that is made to (or for the benefit of) the Executive under the terms of this Agreement, the Executive's employment agreement with the Bank, or otherwise, and on which an excise tax under section 4999 of the Code will be assessed, the payment determined under this section 12(a) shall be made to the Executive on the earlier of (i) the date the Company, the Bank or any direct or indirect subsidiary or affiliate of the Company or the Bank is required to withhold such tax, or (ii) the date the tax is required to be paid by the Executive.

     (b) Notwithstanding anything in this section 12 to the contrary, in the event that the Executive's liability for the excise tax under section 4999 of the Code for a taxable year is subsequently determined to be different than the amount determined by the formula (X + P) x E, where X, P and E have the meanings provided in section 12(a), the Executive or the Company, as the case may be, shall pay to the other party at the time that the amount of such excise tax is finally determined, an appropriate amount, plus interest, such that the payment made under section 12(a), when increased by the amount of the payment made to the Executive under this section 12(b) by the Company, or when reduced by the amount of the payment made to the Company under this section 12(b) by the Executive, equals the amount that should have properly been paid to the Executive under section 12(a). The interest paid under this section 12(b) shall be determined at the rate provided under section 1274(b)(2)(B) of the Code. To confirm that the proper amount, if any, was paid to the Executive under this section 12, the Executive shall furnish to the Company a copy of each tax return which reflects a liability for an excise tax payment made by the Company, at least 20 days before the date on which such return is required to be filed with the Internal Revenue Service.

SECTION 13. COVENANT NOT TO COMPETE.

     The Executive hereby covenants and agrees that, in the event of his termination of employment with the Company prior to the expiration of the Employment Period, for a period of one year following the date of his termination of employment with the Company (or, if less, for the Remaining Unexpired Employment Period), he shall not, without the written consent of the Company, become an officer, employee, consultant, director or trustee of any savings bank, savings and loan association, savings and loan holding company, bank or bank holding company, or any direct or indirect subsidiary or affiliate of any such entity, that entails working within any county in which the Company maintains an office; provided, however, that this section 13 shall not apply if the Executive's employment is terminated for the reasons set forth in section 9(a).

SECTION 14. CONFIDENTIALITY.

     Unless he obtains the prior written consent of the Company, the Executive shall keep confidential and shall refrain from using for the benefit of himself, or any person or entity other than the Company or any entity which is a subsidiary of the Company or of which the Company is a subsidiary, any material document or information obtained from the Company, or from its parent or subsidiaries, in the course of his employment with any of them concerning their properties, operations or business (unless such document or information is readily ascertainable from public or published information or trade sources or has otherwise been made available to the public through no fault of his own) until the same ceases to be material (or becomes so ascertainable or available); provided, however, that nothing in this section 14 shall prevent the Executive, with or without the Company's consent, from participating in or disclosing documents or information in connection with any judicial or administrative investigation, inquiry or proceeding to the extent that such participation or disclosure is required under applicable law.

SECTION 15. SOLICITATION.

     The Executive hereby covenants and agrees that, for a period of one year following his termination of employment with the Company, he shall not, without the written consent of the Company, either directly or indirectly:

     (a) solicit, offer employment to, or take any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its subsidiaries or affiliates to terminate his employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, any savings bank, savings and loan bank, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits, making loans or doing business within the counties specified in section 13;

     (b) provide any information, advice or recommendation with respect to any such officer or employee of any savings bank, savings and loan bank, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits, making loans or doing business within the counties specified in section 13, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its subsidiaries or affiliates to terminate his employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, any savings bank, savings and loan association, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits, making loans or doing business within the counties specified in section 13;

     (c) solicit, provide any information, advice or recommendation or take any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any customer of the Company to terminate an existing business or commercial relationship with the Company.


SECTION 16. NO EFFECT ON EMPLOYEE BENEFIT PLANS OR PROGRAMS.

     The termination of the Executive's employment during the term of this Agreement or thereafter, whether by the Company or by the Executive, shall have no effect on the rights and obligations of the parties hereto under the Company's qualified or non-qualified retirement, pension, savings, thrift, profit-sharing or stock bonus plans, group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance plans or such other employee benefit plans or programs, or compensation plans or programs, as may be maintained by, or cover employees of, the Company from time to time; provided, however, that nothing in this Agreement shall be deemed to duplicate any compensation or benefits provided under any agreement, plan or program covering the Executive to which the Company is a party and any duplicative amount payable under any such agreement, plan or program shall be applied as an offset to reduce the amounts otherwise payable hereunder.

SECTION 17. SUCCESSORS AND ASSIGNS.

     This Agreement will inure to the benefit of and be binding upon the Executive, his legal representatives and testate or intestate distributees, and the Company and its successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of the Company may be sold or otherwise transferred. Failure of the Company to obtain from any successor its express written assumption of the Company's obligations hereunder at least 60 days in advance of the scheduled effective date of any such succession shall be deemed a material breach of this Agreement.

SECTION 18. NOTICES.

     Any communication required or permitted to be given under this Agreement, including any notice, direction, designation, consent, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally, or five days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below or at such other address as one such party may by written notice specify to the other party:

                  If to the Executive:

                  ----------------------
                  ----------------------
                  ----------------------

                  If to the Company:

                  Hudson River Bancorp, Inc.
                  1 Hudson City Center
                  Hudson, New York  12534
                  Attention: President

                  with a copy to:

                  Silver, Freedman & Taff, L.L.P.
                  1100 New York Avenue
                  Washington, D.C.  20005-3934

                  Attention:  Robert J. Freedman, P.C.

SECTION 19. INDEMNIFICATION FOR ATTORNEYS' FEES.

     (a) The Company shall indemnify, hold harmless and defend the Executive against reasonable costs, including legal fees and expenses, incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved, as a result of his efforts, in good faith, to defend or enforce the terms of this Agreement. For purposes of this Agreement, any settlement agreement which provides for payment of any amounts in settlement of the Company's obligations hereunder shall be conclusive evidence of the Executive's entitlement to indemnification hereunder, and any such indemnification payments shall be in addition to amounts payable pursuant to such settlement agreement, unless such settlement agreement expressly provides otherwise.

     (b) The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and such amounts shall not be reduced whether or not the Executive obtains other employment. Unless it is determined that a claim made by the Executive was either frivolous or made in bad faith, the Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of or in connection with his consultation with legal counsel or arising out of any action, suit, proceeding or contest (regardless of the outcome thereof) by the Company, the Executive or others regarding the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in section 7872(f)(2)(A) of the Code. This section 19(b) shall apply whether such consultation, action, suit, proceeding or contest arises before, on, after or as a result of a Change in Control.

SECTION 20. SEVERABILITY.

     A determination that any provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

SECTION 21. WAIVER.

     Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant, or condition. A waiver of any provision of this Agreement must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

SECTION 22. COUNTERPARTS.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

SECTION 23. GOVERNING LAW.

     This Agreement shall be governed by and construed and enforced in accordance with the federal laws of the United States and, to the extent that federal law is inapplicable, in accordance with the laws of the State of New York applicable to contracts entered into and to be performed entirely within the State of New York.


SECTION 24. HEADINGS AND CONSTRUCTION.

     The headings of sections in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any section. Any reference to a section number shall refer to a section of this Agreement, unless otherwise stated.

SECTION 25. ENTIRE AGREEMENT; MODIFICATIONS.

     This instrument contains the entire agreement of the parties relating to the subject matter hereof, and supersedes in its entirety any and all prior agreements, understandings or representations relating to the subject matter hereof. No modifications of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 26. NON-DUPLICATION.

     In the event that the Executive shall perform services for the Bank or any other direct or indirect subsidiary or affiliate of the Company, it is intended that any compensation or benefits provided to the Executive by such other employer shall not duplicate the compensation or benefits provided under this Agreement. The compensation and benefits payable under this Agreement shall be reduced to the extent necessary to effectuate this intention.

SECTION 27. REQUIRED REGULATORY PROVISIONS.

     Notwithstanding anything herein contained to the contrary, any payments to the Executive by the Company, whether pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and any regulations promulgated thereunder.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and the Executive has hereunto set his hand, all as of the day and year first above written.



                                        ----------------------------------------
                                        EXECUTIVE



ATTEST:                                 HUDSON RIVER BANCORP, INC.

By_____________________________         By______________________________________
    Secretary                             Name:
                                          Title:

[Seal]


STATE OF NEW YORK                   )
                        : ss.:
COUNTY OF __________                )

     On this ________ day of  ____________________,  1998,  before me personally came __________________, to me known, and known to me to be the individual described in the foregoing instrument, who, being by me duly sworn, did depose and say that he resides at the address set forth in said instrument, and that he signed his name to the foregoing instrument.


                                             -----------------------------------
                                             Notary Public

My commission expires:


--------------------------

STATE OF NEW YORK                   )
                       : ss.:
COUNTY OF __________                )

     On this ________ day of  ____________________,  1998,  before me personally came ___________, to me known, who, being by me duly sworn, did depose and say that he resides at _______________________________________, that he is the
_______________________ of HUDSON RIVER BANCORP, INC., the Delaware corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such seal; that it was so affixed by order of the Board of Directors of said corporation; and that he or she signed his name thereto by like order.


                                             -----------------------------------
                                             Notary Public
My commission expires:


--------------------------

                              EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of ______________, 1998 by and between HUDSON RIVER BANCORP, INC., a business corporation organized and existing under the laws of the State of Delaware, the ("Company"), and Pamela M. Wood, an individual residing at ________________________ (the "Executive").

                              W I T N E S S E T H :

     WHEREAS, the Executive currently serves as the Senior Vice President and Secretary of the Company and as the Senior Vice President and Secretary of Hudson River Bank & Trust Company (the "Bank"), and effective as of the date of this Agreement, the Bank has converted from mutual to capital stock form and has become the wholly owned subsidiary of the Company; and

     WHEREAS, the Company desires to assure for itself the continued availability of the Executive's services as provided in this Agreement, and the Board of Directors of the Company (the "Board") recognizes the need for the Executive to be able to perform such services with a minimum of personal distraction in the event of a pending or threatened Change in Control (as hereinafter defined); and

     WHEREAS, the Executive is willing to continue to serve the Company on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, the Company and the Executive hereby agree as follows:

SECTION 1. EMPLOYMENT.

     The Company agrees to continue to employ the Executive, and the Executive hereby agrees to such continued employment, during the period and upon the terms and conditions set forth in this Agreement.

SECTION 2. EMPLOYMENT PERIOD; REMAINING UNEXPIRED EMPLOYMENT PERIOD.

     (a) The terms and conditions of this Agreement shall be and remain in effect during the period of employment established under this section 2 ("Employment Period"). The Employment Period shall be for an initial term of two years beginning on the date of this Agreement and ending on the second anniversary date of this Agreement (each, an "Anniversary Date"), plus such extensions, if any, as are provided pursuant to section 2(b).

     (b) Except as provided in section 2(c), beginning on the date of this Agreement, the Employment Period shall automatically be extended for one additional day each day, unless either the Company or the Executive elects not to extend the Agreement further by giving written notice thereof to the other party, in which case the Employment Period shall end on the second anniversary of the date on which such written notice is given. For all purposes of this Agreement, the term "Remaining Unexpired Employment Period" as of any date shall mean the period beginning on such date and ending on the last day of the Employment Period taking into account any extensions under this section 2(b). Upon termination of the Executive's employment with the Company for any reason whatsoever, any daily extensions provided pursuant to this section 2(b), if not theretofore discontinued, shall automatically cease.

     (c) Nothing in this Agreement shall be deemed to prohibit the Company at any time from terminating the Executive's employment during the Employment Period with or without notice for any reason; provided, however, that the relative rights and obligations of the Company and the Executive in the event of any such termination shall be determined under this Agreement.

SECTION 3. DUTIES.

     The Executive shall serve as Senior Vice President and Secretary of the Company, having such power, authority and responsibility and performing such duties as are prescribed by or under the By-Laws of the Company and as are customarily associated with such position. The Executive shall devote her full business time and attention (other than during weekends, holidays, approved vacation periods, and periods of illness or approved leaves of absence) to the business and affairs of the Company and shall use her best efforts to advance the interests of the Company.

SECTION 4. CASH COMPENSATION.

     In consideration for the services to be rendered by the Executive hereunder, the Company shall pay to her a salary equal to the base salary from the Company and the Bank in effect on the date of this Agreement, less the amount of base salary actually paid to the Executive by the Bank during the Employment Period. The Executive's salary shall be payable in approximately equal installments in accordance with the Company's customary payroll practices for senior officers. The Board shall review the Executive's annual rate of salary at such times during the Employment Period as it deems appropriate, but not less frequently than once every twelve months, and may, in its discretion, approve an increase therein. In addition to salary, the Executive may receive other cash compensation from the Company for services hereunder at such times, in such amounts and on such terms and conditions as the Board may determine from time to time.

SECTION 5. EMPLOYEE BENEFIT PLANS AND PROGRAMS.

     During the Employment Period, the Executive shall be treated as an employee of the Company and shall be entitled to participate in and receive benefits under any and all qualified or non-qualified retirement, pension, savings, profit-sharing or stock bonus plans, any and all group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance plans, and any other employee benefit and compensation plans (including, but not limited to, any incentive compensation plans or programs, stock option and appreciation rights plans and restricted stock plans) as may from time to time be maintained by, or cover employees of, the Company, in accordance with the terms and conditions of such employee benefit plans and programs and compensation plans and programs and consistent with the Company's customary practices.

SECTION 6. INDEMNIFICATION AND INSURANCE.

     (a) During the Employment Period and for a period of six years thereafter, the Company shall cause the Executive to be covered by and named as an insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at the request of the Company. The coverage provided to the Executive pursuant to this section 6 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company.

     (b) To the maximum extent permitted under applicable law, during the Employment Period and for a period of six years thereafter, the Company shall indemnify the Executive against and hold her harmless from any costs, liabilities, losses and exposures to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or affiliate thereof.

SECTION 7. OUTSIDE ACTIVITIES.

     The Executive may serve as a member of the boards of directors of such business, community and charitable organizations as she may disclose to and as may be approved by the Board (which approval shall not be unreasonably withheld); provided, however, that such service shall not materially interfere with the performance of her duties under this Agreement. The Executive may also engage in personal business and investment activities which do not materially interfere with the performance of her duties hereunder; provided, however, that such activities are not prohibited under any code of conduct or investment or securities trading policy established by the Company and generally applicable to all similarly situated Executives. The Executive may also serve as an officer or director of the Bank on such terms and conditions as the Company and the Bank may mutually agree upon, and such service shall not be deemed to materially interfere with the Executive's performance of her duties hereunder or otherwise result in a material breach of this Agreement. If the Executive is discharged or suspended, or is subject to any regulatory prohibition or restriction with respect to participation in the affairs of the Bank, she shall continue to perform services for the Company in accordance with this Agreement but shall not directly or indirectly provide services to or participate in the affairs of the Bank in a manner inconsistent with the terms of such discharge or suspension or any applicable regulatory order.


SECTION 8. WORKING FACILITIES AND EXPENSES.

     The Executive's principal place of employment shall be at the Company's executive offices located in Hudson, New York, or at such other location within 50 miles of the address at which the Company shall maintain its principal executive offices, or at such other location as the Company and the executive may mutually agree upon. The Company shall provide the Executive at her principal place of employment with a private office, secretarial services and other support services and facilities suitable to her position with the Company and necessary or appropriate in connection with the performance of her assigned duties under this Agreement. The Company shall reimburse the Executive for her ordinary and necessary business expenses, including, without limitation, the Executive's travel and entertainment expenses incurred in connection with the performance of her duties under this Agreement, in each case upon presentation to the Company of an itemized account of such expenses in such form as the Company may reasonably require.

SECTION 9. TERMINATION OF EMPLOYMENT WITH BENEFITS.

     (a) The Executive shall be entitled to the benefits described in section 9(b) in the event that:

     (i) her employment with the Company terminates during the Employment Period as a result of the Executive's voluntary resignation within 90 days following:

          (A) the failure of the Board to appoint or re-appoint or elect or re-elect the Executive to the position with the Company stated in section 3 of this Agreement (or a more senior office);

          (B) if the Executive is a member of the Board, the failure of the shareholders of the Company to elect or re-elect the Executive to the Board or the failure of the Board (or the nominating committee thereof) to nominate the Executive for such election or re-election;

          (C) the expiration of a 30-day period following the date on which the Executive gives written notice to the Company of its material failure, whether by amendment of the Company's Certificate of Incorporation, the Company's By-Laws, action of the Board or the Company's shareholders or otherwise, to vest in the Executive the functions, duties, or responsibilities prescribed in section 3 of this Agreement, unless, during such 30-day period, the Company cures such failure;

          (D) the expiration of a 30-day period following the date on which the Executive gives written notice to the Company of its material breach of any term, condition or covenant contained in this Agreement (including, without limitation, any reduction of the Executive's rate of base salary in effect from time to time and any change in the terms and conditions of any compensation or benefit program in which the Executive participates which, either individually or together with other changes, has a material adverse effect on the aggregate value of her total compensation package), unless, during such 30-day period, the Company cures such failure; or

          (E) a change in the Executive's principal place of employment for a distance in excess of 50 miles from the Company's principal office in Hudson, New York; or

          (F) the liquidation, dissolution, bankruptcy, or insolvency of the Company, the Bank or any of their respective subsidiaries or affiliates; or

     (ii) the Executive's employment with the Company is terminated by the Company during the Employment Period for any reason other than for "cause," as provided in section 10(a).

     (b) Upon the occurrence of any of the events described in section 9(a) of this Agreement, the Company shall pay and provide to the Executive (or, in the event of her death, to her estate):

     (i) her earned but unpaid salary (including, without limitation, all items which constitute wages under applicable law and the payment of which is not otherwise provided for in this section 9(b)) as of the date of the termination of her employment with the Company, such payment to be made at the time and in the manner prescribed by law applicable to the payment of wages but in no event later than 30 days after termination of employment;

     (ii) the benefits, if any, to which she is entitled as a former employee under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of the Company's officers and employees;

     (iii) continued group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance benefits, in addition to that provided pursuant to section 9(b)(ii), and after taking into account the coverage provided by any subsequent employer, if and to the extent necessary to provide for the Executive, for the Remaining Unexpired Employment Period, coverage equivalent to the coverage to which she would have been entitled under such plans (as in effect on the date of her termination of employment, or, if her termination of employment occurs after a Change of

Control, on the date of such Change of Control, whichever benefits are greater), if she had continued working for the Company during the Remaining Unexpired
Employment Period at the highest annual rate of salary achieved during the Employment Period;

     (iv) within 30 days following the Executive's termination of employment with the Company, a lump sum payment, in an amount equal to the present value of the salary (excluding any additional payments made to the Executive in lieu of the use of an automobile) that the Executive would have earned if she had continued working for the Company during the Remaining Unexpired Employment
Period at the highest annual rate of salary achieved during the Employment Period, where such present value is to be determined using a discount rate equal to the applicable short-term federal rate prescribed under section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"), compounded using the compounding periods corresponding to the Company's regular payroll periods for its officers, such lump sum to be paid in lieu of all other payments of salary provided for under this Agreement in respect of the period following any such termination;

     (v) within 30 days following the Executive's termination of employment with the Company, a lump sum payment in an amount equal to the excess, if any, of:

          (A) the present value of the aggregate benefits to which she would be entitled under The Retirement Plan of the Hudson River Bank & Trust Company (together with the defined benefit portion of the Benefit Restoration Plan of Hudson River Bank & Trust Company and any other supplemental defined benefit plan) and any and all other qualified and non-qualified defined benefit pension plans maintained by, or covering employees of, the Company if she were 100% vested thereunder and had continued working for the Company during the Remaining Unexpired Employment Period at the highest annual rate of salary achieved during the Employment Period; over

          (B) the present value of the benefits to which she is actually entitled under such defined benefit pension plans as of the date of her termination; where such present values are to be determined using the mortality tables prescribed under section 415(b)(2)(E)(v) of the Code and a discount rate, compounded monthly equal to the annualized rate of interest prescribed by the Pension Benefit Guaranty Corporation for the valuation of immediate annuities payable under terminating single-employer defined benefit plans for the month in which the Executive's termination of employment occurs ("Applicable PBGC Rate");

     (vi) within 30 days following the Executive's termination of employment with the Company, a lump sum payment in an amount equal to the present value of the additional employer contributions to which she would have been entitled under the Hudson River Bank & Trust Company 401(k) Savings Plan, the Hudson River Bancorp, Inc. Employee Stock Ownership Plan (together with the defined contribution portion of the Benefit Restoration Plan of Hudson River Bank & Trust Company or any other supplemental defined contribution plan) and any and all other qualified and non-qualified defined contribution plans maintained by, or covering employees of, the Company as if she were 100% vested thereunder and had continued working for the Company during the Remaining Unexpired Employment Period at the highest annual rate of salary achieved during the Employment

Period and making the maximum amount of employee contributions, if any, required or permitted under such plan or plans, such present value to be determined on the basis of a discount rate, compounded using the compounding period that corresponds to the frequency with which employer contributions are made to the relevant plan, equal to the Applicable PBGC Rate;

     (vii) within 30 days following the Executive's termination of employment with the Company, a lump sum payment in an amount equal to the payments that would have been made (without discounting for early payment) to the Executive under any cash bonus or long-term or short-term cash incentive compensation plan maintained by, or covering employees of, the Company if she had continued working for the Company during the Remaining Unexpired Employment Period and had earned the maximum bonus or incentive award in each calendar year that ends during the Remaining Unexpired Employment Period, such payments to be equal to the product of:

          (A) the maximum percentage rate at which an award was ever available to the Executive under such incentive compensation plan; multiplied by

          (B) the salary that would have been paid to the Executive during each such calendar year at the highest annual rate of salary achieved during the Employment Period.

     (viii) at the election of the Company made within 30 days following the occurrence of the event described in section 9(a), upon the surrender of options or appreciation rights issued to the Executive under any stock option and appreciation rights plan or program maintained by, or covering employees of, the Company, a lump sum payment in an amount equal to the product of:

          (A) the excess of (I) the fair market value of a share of stock of the same class as the stock subject to the option or appreciation right, determined as of the date of termination of employment, over (II) the exercise price per share for such option or appreciation right, as specified in or under the relevant plan or program; multiplied by

          (B) the number of shares with respect to which options or appreciation rights are being surrendered.

For purposes of this section 9(b)(viii), the Executive shall be deemed fully vested in all options and appreciation rights under any stock option or appreciation rights plan or program maintained by, or covering employees of, the Company, even if she is not vested under the terms of such plan or program; and

     (ix) at the election of the Company made within 30 days following the occurrence of the event described in section 9(a), upon the surrender of any shares awarded to the Executive under any restricted stock plan maintained by, or covering employees of, the Company, a lump sum payment in an amount equal to the product of:

          (A) the fair market value of a share of stock of the same class of stock granted under such plan, determined as of the date of the Executive's termination of employment; multiplied by

          (B) the number of shares which are being surrendered.

For purposes of this section 9(b)(ix), the Executive shall be deemed fully vested in all shares awarded under any restricted stock plan maintained by, or covering employees of, the Company, even if she is not vested under the terms of such plan.

The Company and the Executive hereby stipulate that the damages which may be incurred by the Executive following any such termination of employment are not capable of accurate measurement as of the date first above written and that the payments and benefits contemplated by this section 9(b) constitute reasonable damages under the circumstances and shall be payable without any requirement of proof of actual damage and without regard to the Executive's efforts, if any, to mitigate damages. The Company and the Executive further agree that the Company may condition the payments and benefits (if any) due under sections 9(b)(iii),
(iv), (v), (vi) and (vii) on the receipt of the Executive's resignation from any and all positions which she holds as an officer, director or committee member with respect to the Company or any of its subsidiaries or affiliates.

SECTION 10. TERMINATION WITHOUT ADDITIONAL COMPANY LIABILITY.

     In the event that the Executive's employment with the Company shall terminate during the Employment Period on account of:

     (a) the discharge of the Executive for "cause," which, for purposes of this Agreement, shall mean a discharge because the Board determines that the
Executive: (i) has intentionally failed to perform her assigned duties under this Agreement (including, for these purposes, the Executive's inability to perform such duties as a result of drug or alcohol dependency); (ii) has intentionally engaged in dishonest or illegal conduct in connection with her performance of services for the Company or has been convicted of a felony; (iii) has willfully violated, in any material respect, any law, rule, regulation, written agreement or final cease-and-desist order with respect to her performance of services for the Company, as determined by the Board; or (iv) has intentionally breached the material terms of this Agreement;

     (b) the Executive's voluntary resignation from employment with the Company for reasons other than those specified in section 9(a)(i); or

     (c) the death of the Executive while employed by the Company, or the termination of the Executive's employment because of "total and permanent disability" within the meaning of the Company's or the Bank's long-term disability plan for employees; then the Company shall have no further obligations under this Agreement, other than the payment to the Executive of her earned but unpaid salary as of the date of the termination of her employment and the provision of such other benefits, if any, to which she is entitled as a former employee under the Company's employee benefit plans and programs and compensation plans and programs.

     For purposes of this section 10, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the written advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. Prior to the date on which a Change in Control occurs, the cessation of employment of the Executive shall not be deemed to be for "cause" within the meaning of section 10(a) unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of three-fourths of the members of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in section 10(a) above, and specifying the particulars thereof in detail. On and after the date that a Change in Control occurs, a determination under this section 10 shall require the affirmative vote of at least three-fourths of the members of the Board acting in good faith, and such vote shall not be made prior to the expiration of a 60-day period following the date on which the Board shall, by written notice to the Executive, furnish to her a statement of its grounds for proposing to make such determination, during which period the Executive shall be afforded a reasonable opportunity to make oral and written presentations to the members of the Board, and to be represented by her legal counsel at such presentations to refute the grounds for the proposed determination;

SECTION 11. TERMINATION UPON OR FOLLOWING A CHANGE IN CONTROL.

     (a) A Change in Control of the Company ("Change in Control") shall be deemed to have occurred upon the happening of any of the following events:

     (i) approval by the shareholders of the Company of a transaction that would result and does result in the reorganization, merger or consolidation of the Company, respectively, with one or more other persons, other than a transaction following which:

          (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

          (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

     (ii) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Company of any transaction which would result in such an acquisition;

     (iii) a complete liquidation or dissolution of the Company, or approval by the shareholders of the Company of a plan for such liquidation or dissolution;

     (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board do not belong to any of the following groups:

          (A) individuals who were members of the Board on the date of this Agreement; or

          (B) individuals who first became members of the Board after the date of this Agreement either:

               (1) upon election to serve as a member of the Board by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

               (2) upon election by the shareholders of the Board to serve as a member of the Board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Board, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of the Company; or

     (v) any event which would be described in section 11(a)(i),  (ii), (iii) or
(iv) if the term "Bank" were substituted for the term "Company" therein and the term "Bank Board" were substituted for the term "Board" therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 11(a), the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

     (b) In the event that the Executive=s employment with the Company terminates within eighteen months following a Change in Control for any reason other than for "cause," as described in section 10, the Company shall pay to the Executive, in addition to the amounts payable pursuant to section 9, a severance benefit in a lump sum payment, within 25 days after the later of the effective time of such Change in Control or her termination of employment, equal to the greater of (i) the sum of the amounts payable as salary pursuant to section 4 hereof during the Remaining Unexpired Employment Period and as additional cash compensation pursuant to the terms of section 9(b)(vii) hereof, or (ii) three times the annual average of the amount paid or payable to the Executive under section 4 of this Agreement or the corresponding section of any prior employment agreement with the Company or its predecessor during the five preceding taxable years of the Executive (or during the entire period of the Executive=s employment with the Company or its predecessor if such period is less than five years). The Company shall also continue to provide to the Executive and to her eligible dependents the benefits described in section 9(b)(iii) hereof for a period of at least 36 months following the later of the effective time of such Change in Control or her termination of employment. In addition, the Company will guarantee the payment of the severance benefit provided pursuant to section 11(b) of the Executive= employment agreement with the Bank.

SECTION 12. TAX INDEMNIFICATION.

     (a) This section 12 shall apply if the Executive's employment is terminated upon or following (i) a Change in Control (as defined in section 11 of this Agreement); or (ii) a change "in the ownership or effective control" of the Company or the Bank or "in the ownership of a substantial portion of the assets" of the Company or the Bank within the meaning of section 280G of the Code. If this section 12 applies, then, if for any taxable year, the Executive shall be liable for the payment of an excise tax under section 4999 of the Code with respect to any payment in the nature of compensation made by the Company or any direct or indirect subsidiary or affiliate of the Company to (or for the benefit of) the Executive, the Company shall pay to the Executive an amount equal to X determined under the following formula:


                                      E x P
                X= ----------------------------------------------
                        1 - [FI x (1-SLI)) + SLI + E + M]

where

                    E=   the  rate  at which the  excise tax is  assessed  under
                         section 4999 of the Code;

                    P= the amount with respect to which such excise tax is assessed, determined without regard to this section 12;

                   FI= the highest marginal rate of income tax applicable to the Executive under the Code for the taxable year in question;

                  SLI= the sum of the highest marginal rates of income tax applicable to the Executive under all applicable state and local laws for the taxable year in question; and

                    M= the highest marginal rate of Medicare tax applicable to the Executive under the Code for the taxable year in question.

The Company will guarantee the payment of the tax indemnification provided pursuant to section 12(a) of the Executive's employment agreement with the Bank. With respect to any payment in the nature of compensation that is made to (or for the benefit of) the Executive under the terms of this Agreement, the Executive's employment agreement with the Bank, or otherwise, and on which an excise tax under section 4999 of the Code will be assessed, the payment determined under this section 12(a) shall be made to the Executive on the earlier of (i) the date the Company, the Bank or any direct or indirect subsidiary or affiliate of the Company or the Bank is required to withhold such tax, or (ii) the date the tax is required to be paid by the Executive.

     (b) Notwithstanding anything in this section 12 to the contrary, in the event that the Executive's liability for the excise tax under section 4999 of the Code for a taxable year is subsequently determined to be different than the amount determined by the formula (X + P) x E, where X, P and E have the meanings provided in section 12(a), the Executive or the Company, as the case may be, shall pay to the other party at the time that the amount of such excise tax is finally determined, an appropriate amount, plus interest, such that the payment made under section 12(a), when increased by the amount of the payment made to the Executive under this section 12(b) by the Company, or when reduced by the amount of the payment made to the Company under this section 12(b) by the Executive, equals the amount that should have properly been paid to the Executive under section 12(a). The interest paid under this section 12(b) shall be determined at the rate provided under section 1274(b)(2)(B) of the Code. To confirm that the proper amount, if any, was paid to the Executive under this section 12, the Executive shall furnish to the Company a copy of each tax return which reflects a liability for an excise tax payment made by the Company, at least 20 days before the date on which such return is required to be filed with the Internal Revenue Service.

SECTION 13. COVENANT NOT TO COMPETE.

     The Executive hereby covenants and agrees that, in the event of her termination of employment with the Company prior to the expiration of the Employment Period, for a period of one year following the date of her termination of employment with the Company (or, if less, for the Remaining Unexpired Employment Period), she shall not, without the written consent of the Company, become an officer, employee, consultant, director or trustee of any savings bank, savings and loan association, savings and loan holding company, bank or bank holding company, or any direct or indirect subsidiary or affiliate of any such entity, that entails working within any county in which the Company maintains an office; provided, however, that this section 13 shall not apply if the Executive's employment is terminated for the reasons set forth in section 9(a).

SECTION 14. CONFIDENTIALITY.

     Unless she obtains the prior written consent of the Company, the Executive shall keep confidential and shall refrain from using for the benefit of herself, or any person or entity other than the Company or any entity which is a subsidiary of the Company or of which the Company is a subsidiary, any material document or information obtained from the Company, or from its parent or subsidiaries, in the course of her employment with any of them concerning their properties, operations or business (unless such document or information is readily ascertainable from public or published information or trade sources or has otherwise been made available to the public through no fault of her own) until the same ceases to be material (or becomes so ascertainable or available); provided, however, that nothing in this section 14 shall prevent the Executive, with or without the Company's consent, from participating in or disclosing documents or information in connection with any judicial or administrative investigation, inquiry or proceeding to the extent that such participation or disclosure is required under applicable law.

SECTION 15. SOLICITATION.

     The Executive hereby covenants and agrees that, for a period of one year following her termination of employment with the Company, she shall not, without the written consent of the Company, either directly or indirectly:

     (a) solicit, offer employment to, or take any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its subsidiaries or affiliates to terminate her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, any savings bank, savings and loan bank, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits, making loans or doing business within the counties specified in section 13;

     (b) provide any information, advice or recommendation with respect to any such officer or employee of any savings bank, savings and loan bank, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits, making loans or doing business within the counties specified in section 13, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its subsidiaries or affiliates to terminate her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, any savings bank, savings and loan association, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits, making loans or doing business within the counties specified in section 13;

     (c) solicit, provide any information, advice or recommendation or take any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any customer of the Company to terminate an existing business or commercial relationship with the Company.


SECTION 16. NO EFFECT ON EMPLOYEE BENEFIT PLANS OR PROGRAMS.

     The termination of the Executive's employment during the term of this Agreement or thereafter, whether by the Company or by the Executive, shall have no effect on the rights and obligations of the parties hereto under the Company's qualified or non-qualified retirement, pension, savings, thrift, profit-sharing or stock bonus plans, group life, health (including hospitalization, medical and major medical), dental, accident and long term disability insurance plans or such other employee benefit plans or programs, or compensation plans or programs, as may be maintained by, or cover employees of, the Company from time to time; provided, however, that nothing in this Agreement shall be deemed to duplicate any compensation or benefits provided under any agreement, plan or program covering the Executive to which the Company is a party and any duplicative amount payable under any such agreement, plan or program shall be applied as an offset to reduce the amounts otherwise payable hereunder.

SECTION 17. SUCCESSORS AND ASSIGNS.

     This Agreement will inure to the benefit of and be binding upon the Executive, her legal representatives and testate or intestate distributees, and the Company and its successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of the Company may be sold or otherwise transferred. Failure of the Company to obtain from any successor its express written assumption of the Company's obligations hereunder at least 60 days in advance of the scheduled effective date of any such succession shall be deemed a material breach of this Agreement.

SECTION 18. NOTICES.

     Any communication required or permitted to be given under this Agreement, including any notice, direction, designation, consent, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally, or five days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below or at such other address as one such party may by written notice specify to the other party:

                  If to the Executive:

                  ----------------------
                  ----------------------
                  ----------------------

                  If to the Company:

                  Hudson River Bancorp, Inc.
                  1 Hudson City Center
                  Hudson, New York  12534
                  Attention: President

                  with a copy to:

                  Silver, Freedman & Taff, L.L.P.
                  1100 New York Avenue
                  Washington, D.C.  20005-3934

                  Attention:  Robert J. Freedman, P.C.

SECTION 19. INDEMNIFICATION FOR ATTORNEYS' FEES.

     (a) The Company shall indemnify, hold harmless and defend the Executive against reasonable costs, including legal fees and expenses, incurred by her in connection with or arising out of any action, suit or proceeding in which she may be involved, as a result of her efforts, in good faith, to defend or enforce the terms of this Agreement. For purposes of this Agreement, any settlement agreement which provides for payment of any amounts in settlement of the Company's obligations hereunder shall be conclusive evidence of the Executive's entitlement to indemnification hereunder, and any such indemnification payments shall be in addition to amounts payable pursuant to such settlement agreement, unless such settlement agreement expressly provides otherwise.

     (b) The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and such amounts shall not be reduced whether or not the Executive obtains other employment. Unless it is determined that a claim made by the Executive was either frivolous or made in bad faith, the Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of or in connection with her consultation with legal counsel or arising out of any action, suit, proceeding or contest (regardless of the outcome thereof) by the Company, the Executive or others regarding the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in section 7872(f)(2)(A) of the Code. This section 19(b) shall apply whether such consultation, action, suit, proceeding or contest arises before, on, after or as a result of a Change in Control.

SECTION 20. SEVERABILITY.

     A determination that any provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

SECTION 21. WAIVER.

     Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant, or condition. A waiver of any provision of this Agreement must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

SECTION 22. COUNTERPARTS.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

SECTION 23. GOVERNING LAW.

     This Agreement shall be governed by and construed and enforced in accordance with the federal laws of the United States and, to the extent that federal law is inapplicable, in accordance with the laws of the State of New York applicable to contracts entered into and to be performed entirely within the State of New York.


SECTION 24. HEADINGS AND CONSTRUCTION.

     The headings of sections in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any section. Any reference to a section number shall refer to a section of this Agreement, unless otherwise stated.

SECTION 25. ENTIRE AGREEMENT; MODIFICATIONS.

     This instrument contains the entire agreement of the parties relating to the subject matter hereof, and supersedes in its entirety any and all prior agreements, understandings or representations relating to the subject matter hereof. No modifications of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 26. NON-DUPLICATION.

     In the event that the Executive shall perform services for the Bank or any other direct or indirect subsidiary or affiliate of the Company, it is intended that any compensation or benefits provided to the Executive by such other employer shall not duplicate the compensation or benefits provided under this Agreement. The compensation and benefits payable under this Agreement shall be reduced to the extent necessary to effectuate this intention.

SECTION 27. REQUIRED REGULATORY PROVISIONS.

     Notwithstanding anything herein contained to the contrary, any payments to the Executive by the Company, whether pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and any regulations promulgated thereunder.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and the Executive has hereunto set her hand, all as of the day and year first above written.



                                        ----------------------------------------
                                        EXECUTIVE



ATTEST:                                 HUDSON RIVER BANCORP, INC.

By_____________________________         By______________________________________
    Secretary                             Name:
                                          Title:

[Seal]

STATE OF NEW YORK                   )
                        : ss.:
COUNTY OF __________                )


     On this ________ day of  ____________________,  1998,  before me personally came __________________, to me known, and known to me to be the individual described in the foregoing instrument, who, being by me duly sworn, did depose and say that she resides at the address set forth in said instrument, and that she signed her name to the foregoing instrument.


                                             -----------------------------------
                                             Notary Public

My commission expires:


--------------------------

STATE OF NEW YORK                   )
                        : ss.:
COUNTY OF __________                )


     On this ________ day of  ____________________,  1998,  before me personally came ___________, to me known, who, being by me duly sworn, did depose and say that he resides at _______________________________________, that he is the
_______________________ of HUDSON RIVER BANCORP, INC., the Delaware corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such seal; that it was so affixed by order of the Board of Directors of said corporation; and that he or she signed his name thereto by like order.


                                             -----------------------------------
                                             Notary Public
My commission expires:


--------------------------